UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Goldenstone Acquisition Limited
(Name of Registrant as Specified in its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Goldenstone Acquisition Limited
4360 E. New York Street
Aurora, IL 60504

___________, 2026

Dear Stockholder:

On behalf of the Board of Directors the (“Board”) of Goldenstone Acquisition Limited (the “Company,” “Goldenstone” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at _:___ a.m. Eastern Time on ____________, 2026. Goldenstone will be holding the Special Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155 (standard rates apply)
Meeting ID: ————#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card are also available at https://www.cstproxy.com/goldenstoneacquisition/2026. We are first mailing these materials to our stockholders on or about _____________, 2026.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i)     Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended on September 21, 2023, June 18, 2024 and June 18, 2025 (the “Charter”), to extend the date by which the Company has to consummate a business combination until December 21, 2026 (the “Fourth Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 21, 2026 to December 21, 2026 (such date actually extended being referred to as the “Extended Date”) (we refer to this proposal as the “Fourth Extension Amendment Proposal”). A copy of the proposed Fourth Extension Amendment is attached hereto as Annex A;

(ii)    Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of March 16, 2022, as amended on September 21, 2023, June 18, 2024 and June 18, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement from February 21, 2026 to December 21, 2026 (the “Fourth Trust Amendment”) provided that the Company deposits into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the sum of $1,500 for each one month extended (we refer to this proposal as the “Fourth Trust Amendment Proposal”). A copy of the proposed Fourth Trust Amendment is attached hereto as Annex B;

(iii)   Proposal 3 — A proposal to amend the Company’s Charter to remove the restriction of the Company to undertake an initial business combination with any entity or business headquartered in, or with its principal or a majority of its business operations in, the People’s Republic of China (including Hong Kong and Macau). This proposal is referred to as the “Target Amendment Proposal.” A copy of the Target Amendment is attached hereto as Annex A;

(iv)   Proposal 4 — A proposal to amend the Company’s Charter to change the name of the Company to “Chi Special Acquisition Company.” This proposal is referred to as the “Name Change Proposal.” A copy of the Name Change Amendment is attached hereto as Annex A;

(v)    Proposal 5 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposals 1, 2, 3 or 4, or for such other reason as the Chairman of the Special Meeting, in his sole discretion, shall decide (we refer to this proposal as the “Adjournment Proposal”).

The Company’s board of directors (the “Board”) has determined that it is in the best interests of Goldenstone to seek an extension of the June 21, 2025 termination date and have the Company’s stockholders approve the Fourth Extension Amendment Proposal and Fourth Trust Amendment Proposal because the Company will be required to dissolve if the Fourth Extension Amendment Proposal is not approved and the currently required extension payments are not made. The Board also believes it is in the best interests of stockholders to amend the Charter to remove the restriction on the Company’s ability to undertake an initial business combination with a company headquartered or that conducts material operations in China, including Hong Kong and Macau so as to provide a larger pool of potential targets. Due to a recent change in the ownership of the sponsor, the Board believes a name change is also desirable.

Each of the Fourth Extension Amendment Proposal, the Fourth Trust Amendment Proposal, the Target Amendment Proposal, the Name Change Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $___________ per share, based on the amounts held in the Trust Account as of December 31, 2025 without giving effect to interest that may be withdrawn to pay tax obligations; (b) would represent in writing that such public shares will not be voted in favor of approving the Fourth Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Fourth Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Fourth Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Fourth Extension Amendment proposal at the Special Meeting and could decrease the chances that the Fourth Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Fourth Extension Amendment proposal.

You are not being asked to vote on any business combination at this time. If the Fourth Extension Amendment, the Fourth Trust Amendment, the Target Amendment Proposal and/or the Name Change Proposal are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Fourth Extension Amendment and the Target Amendment Proposal, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Fourth Extension Amendment Proposal, the Fourth Trust Amendment Proposal, the Target Amendment Proposal, the Name Change Proposal or the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Fourth Extension Amendment Proposal, the Fourth Trust Amendment Proposal, the Target Amendment Proposal and the Name Change Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Fourth Extension Amendment (as long as their election is made at least two (2) business days prior to the Special Meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $5,770,865 of marketable securities as of December 31, 2025. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. The closing price of the Company’s common stock on the Record Date was $______. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Sponsor and our officers and directors and other initial stockholders hold the right to vote an aggregate of ________ shares of our common stock, which include 1,437,500 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to the IPO and 351,250 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or ____________, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Fourth Extension Amendment Proposal, and the Fourth Trust Amendment Proposal are not approved and we do not consummate a Business Combination by June 21, 2026, in accordance with the Charter and Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the shares of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal. The Board will abandon and not implement the Fourth Extension Amendment and the Fourth Trust Amendment unless our stockholders approve both the Fourth Extension Amendment and the Fourth Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Fourth Extension

Amendment Proposal and the Fourth Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Fourth Extension Amendment and the Fourth Trust Amendment at any time without any further action by our stockholders.

The Board has fixed the close of business on ____________, 2026 as the Record Date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Fourth Extension Amendment, and the Fourth Trust Amendment at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

Chief Executive Officer
_____________, 2026

GOLDENSTONE ACQUISITION LIMITED
4360 E. New York Street
Aurora, IL 60504

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON ____________, 2026

________, 2026

To the Stockholders of Goldenstone Acquisition Limited:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Goldenstone Acquisition Corp. (the “Company,” “Goldenstone” or “we”), a Delaware corporation, will be held on ____________, 2026, at __:__ a.m. Eastern Time. The Company will be holding the Special Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155 (standard rates apply)
Meeting ID: __________#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.      Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended on September 21, 2023, June 18, 2024 and June 18, 2025 (the “Charter”), to extend the date by which the Company has to consummate a business combination until December 21, 2026 (the “Fourth Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 21, 2026 to December 21, 2026 (such date actually extended being referred to as the “Extended Date”) (we refer to this proposal as the “Fourth Extension Amendment Proposal”). A copy of the proposed Fourth Extension Amendment is attached hereto as Annex A;

2.      Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of March 16, 2022, as amended on September 21, 2023, June 18, 2024 and June 18, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement from February 21, 2026 to December 21, 2026 (the “Fourth Trust Amendment”) provided that the Company deposits into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the sum of $1,500 for each one month extended (we refer to this proposal as the “Fourth Trust Amendment Proposal”). A copy of the proposed Fourth Trust Amendment is attached hereto as Annex B;

3.      Proposal 3 — A proposal to amend the Company’s Charter to remove the restriction of the Company to undertake an initial business combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau). This proposal is referred to as the “Target Amendment Proposal.” A copy of the Target Amendment is attached hereto as Annex A;

4.      Proposal 4 — A proposal to amend the Company’s Charter to change the name of the Company to “Chi Special Acquisition Company.” This proposal is referred to as the “Name Change Proposal.” A copy of the Name Change Amendment is attached hereto as Annex A;

5.      Proposal 5 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposals 1, 2, 3 or 4, or otherwise at the discretion of the chairman of the Special Meeting (we refer to this proposal as the “Adjournment Proposal”); and

4.      To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on ____________, 2026 as the Record Date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Chief Executive Officer and Director

Aurora, Illinois
___________, 2026

IMPORTANT

IF YOU CANNOT ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON ____________, 2026. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/GOLDENSTONEACQUISITION/2026.

GOLDENSTONE ACQUISITION LIMITED
4360 E. New York Street
Aurora, IL 60504

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ____________, 2026

FIRST MAILED ON OR ABOUT ______________, 2026

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Goldenstone Acquisition Corp. (the “Company,” “Goldenstone” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on ____________, 2026 at __:___ a.m. Eastern time for the purposes set forth in the accompanying Notice of Special Meeting. The Company will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:
1 800-450-7155 (toll-free)
Outside of the U.S. and Canada:
+1 857-999-9155 (standard rates apply)
Meeting ID: __________#

The principal executive office of the Company is 4360 E. New York Street, Aurora, IL 60504, is (330) 352-7788.

FORWARD LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.      Proposal 1 — A proposal to amend the Company’s amended and restated certificate of incorporation, as amended on September 21, 2023, June 18, 2024 and June 18, 2025 (the “Charter”), to extend the date by which the Company has to consummate a business combination until December 21, 2026 (the “Fourth Extension Amendment”), each such extension for an additional one (1) month period (each an “Extension”), from February 21, 2026 to December 21, 2026 (such date actually extended being referred to as the “Extended Date”) (we refer to this proposal as the “Fourth Extension Amendment Proposal”). A copy of the proposed Fourth Extension Amendment is attached hereto as Annex A;

2.      Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of March 16, 2022, as amended on September 21, 2023, June 18, 2024 and June 18, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement from February 21, 2026 to December 21, 2026 (the “Fourth Trust Amendment”) provided that the Company deposits into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the sum of $1,500 for each one month extended (we refer to this proposal as the “Fourth Trust Amendment Proposal”). A copy of the proposed Fourth Trust Amendment is attached hereto as Annex B;

3.      Proposal 3 — A proposal to amend the Company’s Charter to remove the restriction of the Company to undertake an initial business combination with any entity or business based in, or with its principal or a majority of its business operations (either directly or through any subsidiaries) in, the People’s Republic of China (including Hong Kong and Macau). This proposal is referred to as the “Target Amendment Proposal.” A copy of the Target Amendment is attached hereto as Annex A;

4.      Proposal 4 — A proposal to amend the Company’s Charter to change the name of the Company to “Chi Special Acquisition Company.” This proposal is referred to as the “Name Change Proposal.” A copy of the Name Change Amendment is attached hereto as Annex A;

5.      Proposal 5 — A proposal to direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposals 1, 2, 3 or 4 or as otherwise determined by the chairman of the Special Meeting (we refer to this proposal as the “Adjournment Proposal”); and

4.      To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Charter and the Trust Agreement initially provided for a 12-month Business Combination Period from the date of completion of the Company’s initial public offering (until March 21, 2023) and further provided that the Company could extend the Business Combination Period for up to 9 additional months in three-month increments provided that the Company deposited into trust $575,000 for each three-month extension. On September 21, 2023, the Charter and the Trust Agreement were amended to extend the date by which the Company has to consummate a business combination up to nine (9) times, each such extension for an additional one (1) month period, from September 21, 2023 to June 21, 2024, provided that the Company deposits into the trust the sum of $100,000 for each one month extension. On June 18, 2024, the Charter and the Trust Agreement were amended again to extend the date by which the Company has to consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period, from June 21, 2024 to June 21, 2025, provided that the Company deposits into the trust the sum of $50,000 for each one month extension and on June 18, 2025, the Charter and the Trust Agreement were further amended to extend the deadline to June 18, 2026 provided that deposits of at least $50,000 were made for each monthly extension. As of the date of this proxy statement, the Company has extended the Business Combination Period to February 21, 2026.

Reasons for Extension Amendment and Target Amendment Proposals

On June 26, 2024, the Company had entered into a Business Combination Agreement (as amended, the “BCA”) with Infintium Fuel Cell Systems, Inc., a Delaware corporation (the “Infintium”), Pacifica Acquisition Corp., a Delaware corporation (“Merger Sub”) and wholly-owned subsidiary of the Company, and Yan (Chris) Feng, solely in his capacity as representative, agent and attorney-in-fact of the Infintium Securityholders (the “Securityholder Representative,” and, together with the Company, Infintium, Merger Sub, the “Parties”). Effective October 1, 2025, this BCA was terminated, and the Company has not yet entered into an alternative business combination agreement. While the Company believes it will be able to enter into an agreement shortly, it has determined that it will not have enough time to execute an agreement, make all of the requisite filings with the SEC and close a transaction before June 21, 2026.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination on or before the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal are not approved. The Board is under no obligation to effect a monthly extension and if an extension is not done, the Company would be required to liquidate.

The Board believes that the Target Amendment Proposal is in the best interests of stockholders as it will allow the Company to consider a greater number of potential targets than permitted with the existing restrictions on its ability to consider a China-based target.

Each of the Fourth Extension Amendment Proposal, the Fourth Trust Amendment Proposal, the Target Amendment Proposal, the Name Change Proposal and the Adjournment Proposal is more fully described below in this Proxy Statement.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the Sponsor or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the Sponsor or any of its affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $___________ per share, based on the amounts held in the Trust Account as of December 31, 2025, without giving effect to interest that may be withdrawn to pay tax obligations; (b) would represent in writing that such public shares will not be voted in favor of approving the Fourth Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor or its affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Fourth Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or any of its affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Fourth Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Fourth Extension Amendment proposal at the Special Meeting and could decrease the chances that the Fourth Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor or any of its affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Fourth Extension Amendment proposal or the Target Amendment Proposal.

You are not being asked to vote on any business combination at this time. If the proposals being voted on are approved and implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the date of the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Fourth Extension Amendment and the Target Amendment Proposal, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Fourth Extension Amendment Proposal, the Fourth Trust Amendment Proposal, and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $5,770,865 of marketable securities as of December 31, 2025. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The closing price of the Company’s common stock on the Record Date was $_____. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Sponsor and our officers and directors hold the right to vote over an aggregate of __________ shares of common stock which include _________ shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and 351,250 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or ____________, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal are not approved and we do not consummate a business combination by June 21, 2026, in accordance with the Charter and Trust Agreement, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the shares of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal. The Board will abandon and not implement the Fourth Extension Amendment and the Fourth Trust Amendment unless our stockholders approve both the Fourth Extension Amendment and the Fourth Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Fourth Extension Amendment and Fourth Trust Amendment at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Board has fixed the close of business on ____________, 2026 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

The shares of common stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the Special Meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock on the Record Date entitled to vote at the Special Meeting is 2,289,246 shares. Each share of common stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of at least a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Fourth Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Fourth Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Target Amendment Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Name Change Proposal) is a matter that we believe will be considered “non-routine.”

Proposal 5 (Adjournment) is a matter that we believe will be considered “routine.”

We believe that banks or brokerages will not be able to use discretionary authority to vote shares on Proposals 1, 2, 3 or 4 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Fourth Extension Amendment	Majority of outstanding shares	No
Fourth Trust Amendment	Majority of outstanding shares	No
Target Amendment Proposal	Majority of outstanding shares	No
Name Change Proposal	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Factors to Consider

When you consider the recommendation of the Board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

•        If the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal are approved, the Sponsor, or its affiliates, or assignees will only deposit in the Trust Account $____ per monthly extension as interest-free loans to be repaid by the Company upon consummation of an initial business combination.

•        Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. (See “Redemption Rights” below).

•        Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $5,770,865 of marketable securities as of December 31, 2025.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•        You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by the Board. The Board recommends voting “FOR” the Fourth Extension Amendment Proposal, the Fourth Trust Amendment Proposal, and the Adjournment Proposal.

•        You can attend the Special Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy, Inc., our proxy solicitor, a customary fee of $8,500 and out-of-pocket expenses in connection with the Special Meeting. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

ADVANTAGE PROXY, INC.
P.O. BOX 10904
YAKIMA, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Goldenstone Acquisition Limited, 4360 E. New York Street, Aurora, IL 60504; Attention: Secretary, or call the Company promptly at 330-352-7788.

If you share an address with at least one other stockholder and currently receive multiple copies of our proxy statement, and you would like to receive a single copy of our future proxy statements, please specify such request in writing and send such written request to Goldenstone Acquisition Limited, 4360 E. New York Street, Aurora, IL 60504; Attention: Secretary.

Redemption Rights

Pursuant to our current Charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your redemption rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account that holds the proceeds of the IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $5,770,865 as of December 31, 2025, the estimated per share conversion price would have been approximately $___________ (including estimated interest income but without giving effect to interest that may be withdrawn to pay tax obligations).

In order to exercise your redemption rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on ____________, 2026 (two business days before the Special Meeting) that we convert your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
Aurora, IL 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through The Depository Trust Company to our transfer agent by 5:00 p.m. at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Fourth Extension Amendment Proposal and Fourth Trust Amendment Proposal or the Target Amendment Proposal are approved and implemented) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal are not approved and we do not consummate an initial business combination by June 21, 2026 we will be required to dissolve and liquidate the Trust Account by returning then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the units into the underlying Public Shares, public rights and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

RISK FACTORS

You should carefully consider all of the risk described in our Annual Report on Form 10-K for the year ended March 31, 2025, as filed with the SEC on June 16, 2025, and other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition, and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition, and operating results or result in our liquidation.

There are no assurances that the Fourth Extension Amendment will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that an agreement for an initial business combination will be signed or if signed that it will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented and the Company enters into a business combination agreement, the Company expects to seek stockholder approval of an initial business combination. We are required to offer public stockholders the opportunity to redeem public shares in connection with the Fourth Extension Amendment, and we will be required to offer public stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension and an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension or a business combination vote could exacerbate these risks.

Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Our board of directors consists of five members. All but one of our directors is a citizen of the United States. In addition, two members of Goldenstone Capital LLC, one of our sponsor entities, are foreign persons. [REVISE] In addition, we have not yet entered into an agreement for our initial business combination. Therefore, we do not know whether the target or the nature of its business could make the transaction subject to U.S. foreign regulations or review by a U.S. government entity. As a result, it is possible that the Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete an initial business combination by the Extended Date because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Goldenstone’s securities have been delisted from Nasdaq, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Up until March 25, 2025, our Units, Common Stock, Rights and Warrants were listed on Nasdaq. Upon the 36 month anniversary of our IPO, we received notification from Nasdaq that our securities were going to be delisted. Currently, our securities are quoted in the over-the-counter market. We cannot assure you that we will be able to meet those initial listing requirements at that time.

Our securities are quoted on an over-the-counter market. As a result, we may face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Common Stock is a “penny stock” which will require brokers trading in our Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Units, Common Stock, Rights and Warrants no longer qualify as covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, we could be subject to regulation in each state in which we offer our securities.

If we are deemed to be an “investment company” for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities,

each of which may make it difficult to for us to complete an initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company with the SEC;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our current and anticipated principal activities subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be held as cash, or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments or by holding the proceeds as cash, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

However, even if we invest the proceeds in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, we may be deemed to be an investment company. Additionally, in the adopting release for final rules issued on January 24, 2024 by the SEC (the “2024 SPAC Rules”), the SEC provided guidance that a SPAC’s potential status as an “investment company” depends on a variety of factors, such as a SPAC’s duration, asset composition, business purpose and activities and “is a question of facts and circumstances” requiring individualized analysis. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to registration under, compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and applicable non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly.

Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination.

The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial business combination, and results of operations.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have instructed Continental, the trustee, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of an initial business combination or our liquidation. Following the liquidation of investments in the Trust Account, we receive reduced interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account are held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, the longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or the liquidation of the Company. Following such liquidation, we receive reduced interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit at a bank reduces the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.

The Company may be affected by the Excise Tax included in the Inflation Reduction Act of 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on the OTC Markets, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), which has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury in Notice 2023-2, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We will not be permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any Excise Taxes imposed under the IR Act on the any future redemptions or stock buybacks by the Company.

To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with the redemptions of the common stock in connection with the Extension, our Sponsor intends to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account or the interest earned thereon. However, we have not asked our Sponsor to reserve for any excise tax imposed under the IR Act, nor have we independently verified whether our Sponsor has sufficient funds to satisfy any such excise tax payment, and we believe that our Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy any excise tax payments.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of ____________, 2026.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any shares of common stock issuable upon exercise of the warrants or conversion of rights, as the warrants are not exercisable within 60 days of ____________, 2026 and the rights are not convertible within 60 days of ____________, 2026. The percentage ownership show below are based upon 2,289,246 shares of common stock outstanding on ____________, 2026. Certain other initial stockholders who are not directors own an additional __________ shares of common stock.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock

All current directors and executive officers as a group (6 individuals)
Five Percent Holders of Goldenstone
Sigma Fibonacci Limited(2)	375,625

____________

*        less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Goldenstone Acquisition Limited, 4360 E. New York Street, Aurora, IL 60504.

(2)      Consists of 375,625 shares included in private placement units owned of record by Goldenstone Holding, LLC.

PROPOSAL 1: THE FOURTH EXTENSION AMENDMENT

This is a proposal to amend the Company’s Charter to extend the date by which the Company has to consummate a business combination to as late as December 21, 2026 and to reduce the required deposit into the Trust Account in connection with each one-month extension. Currently, the Charter provides that the business combination must be completed by June 21, 2026 and each one-month extension up to that date may only be made if $50,000 is deposited into the Trust Account. As of the date of this proxy statement, the deadline for completion of an initial business combination has been extended to February 21, 2026.

All stockholders are encouraged to read the proposed Fourth Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Fourth Extension Amendment is attached hereto as Annex A.

The Board believes that it is in the best interests of the Company and its stockholders that the Extension be obtained so that the Company will have an additional amount of time to identify and complete its initial business combination. Without the Extension, the Company will not be able to complete an initial business combination on or before June 21, 2026, and would be forced to liquidate.

Reasons for the Fourth Extension Amendment Proposal

The Company is currently seeking a potential target for its initial business combination. It had previously entered into two business combination agreements both of which were ultimately terminated prior to the completion of an initial business combination. The Charter currently provides that the Company has until June 21, 2026, the current Termination Date, to complete an initial business combination. Without the Extension, the Company will not be able to identify, negotiate and complete an initial business combination prior to the June 21, 2026 deadline.

The Company’s Board has determined that it is in the best interests of Goldenstone to seek an extension of the Termination Date now and have the Company’s stockholders approve the Fourth Extension Amendment Proposal and Fourth Trust Amendment Proposal so as to improve its ability to negotiate a business combination agreement with a potential target. The Board believes a quality target company may be unwilling to commit to a business combination agreement if the Company does not have adequate time to complete the transaction. The Company is also seeking to [reduce/eliminate] the monthly extension payment so that it will have the financial resources to complete the business combination once an agreement is signed.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal are not approved.

The Board believes that it is in the best interests of the Company and its stockholders that the Company obtain the Extension in order to complete a business combination, which will provide significant benefits to its stockholders.

In connection with the Fourth Extension Amendment, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. If the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Fourth Extension Amendment (as long as their election is made at least two (2) business days prior to the Special Meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in the Trust Account, which held approximately $5,770,865 of marketable securities as of December 31, 2025. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The closing price of the Company’s common stock on ____________,

2026 was $_____. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Sponsor and our officers and directors and initial stockholders hold the right to vote over an aggregate of 1,788,750 shares of common stock (_______% of the outstanding shares) which include 1,437,500 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to the IPO and 351,250 shares of common stock that make up part of the units, which we refer to as the “Private Placement Units”, that were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or ____________, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Fourth Extension Amendment Proposal is Not Approved

If the Fourth Extension Amendment Proposal and Fourth Trust Amendment Proposal are not approved, and we do not consummate the Business Combination by June 21, 2026, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase Common Stock will expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Fourth Extension Amendment Is Approved

If the Fourth Extension Amendment and Fourth Trust Amendment are approved, the amendment to the Charter in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

If the Fourth Extension Amendment is approved, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Fourth Extension Amendment Proposal, the Fourth Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders, will be required to approve the Second Extension Amendment Proposal. Our Board will abandon and not implement the Fourth Extension Amendment unless our stockholders approve both the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Fourth Extension Amendment and Fourth Trust Amendment, our Board will retain the right to abandon and not implement the Fourth Extension Amendment and Fourth Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on ____________, 2026, as the Record Date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Fourth Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Fourth Extension Amendment Proposal.

PROPOSAL 2: THE FOURTH TRUST AMENDMENT PROPOSAL

The Fourth Trust Amendment

The proposed Fourth Trust Amendment Proposal would amend our existing Investment Management Trust Agreement dated as of March 16, 2022, as amended on September 21, 2023, June 18, 2024 and June 18, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the time to complete an initial business combination (the “Business Combination Period”) under the Trust Agreement from June 21, 2026 to December 21, 2026 (the “Fourth Trust Amendment”) [provided that the Company deposits into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) the sum of $1,500 for each one month extended] (we refer to this proposal as the “Fourth Trust Amendment Proposal”). A copy of the proposed Fourth Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Fourth Trust Amendment

The purpose of the Fourth Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from until as late as December 21, 2026 on a month-to-month basis, contingent upon the Company depositing $1,500 per monthly extension into the Trust Account.

The Charter and the Trust Agreement currently provide that the Company has the right to extend the Combination Period for a period of an additional one month from June 21, 2025 to June 21, 2026 by depositing into the Trust Account the amount of $50,000 for each one-month extension. The Combination Period has been extended until February 21, 2026 under these terms.

The Company and its board of directors have determined that there will not be sufficient time to identify a target, enter into a business combination agreement, hold a special meeting to obtain the requisite stockholder approval of, and to consummate, an initial business combination before June 21, 2026 (its current termination date) which is the final deadline under the Charter and the Trust Agreement.

If the Fourth Trust Amendment Is Not Approved

If the Fourth Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by June 21, 2026 (assuming we have continued to extend it on a month-to-month basis), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants and rights would expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Fourth Trust Amendment Proposal Is Approved

If the Fourth Extension Amendment Proposal and the Fourth Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete an initial business combination by the Extended Date. Our public stockholders will have the right to elect a redemption of their public shares. The Company will then continue to attempt to consummate an initial business combination until the Extended Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date as described below and does not wish to seek an additional extension.

If the Fourth Extension Amendment is approved, public stockholders may elect (the “Election”) to redeem their public shares (“Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Fourth Extension Amendment Proposal, the Fourth Trust Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date.

Required Vote

Subject to the foregoing, the affirmative vote of a majority of the Company’s outstanding shares of Common Stock, including the Founder Shares, will be required to approve the Fourth Trust Amendment Proposal. Our Board will abandon and not implement the Fourth Trust Amendment Proposal unless our stockholders approve both the Fourth Extension Amendment Proposal and Fourth Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Fourth Extension Amendment Proposal and Fourth Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Fourth Extension Amendment and Fourth Trust Amendment at any time without any further action by our stockholders.

You are not being asked to vote on any business combination at this time. If the Fourth Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the Special Meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Fourth Trust Amendment Proposal.

PROPOSAL 3: THE TARGET AMENDMENT PROPOSAL

Overview

Goldenstone is proposing to amend its Charter to allow the Company to undertake a Business Combination with any entity with its principal place of business or significant operations in China (including Hong Kong and Macau) (each, a “China-based Target”). Pursuant to the provisions of the Charter adopted in connection with the Company’s initial public offering, it was prohibited from doing so.

The Board believes that it is in the best interests of Goldenstone’s stockholders that the restrictions be removed so that Goldenstone has the flexibility for its search of targets to undertake a Business Combination. With the restrictions, Goldenstone may not be able to identify a suitable target business and complete a Business Combination on or before the Termination Date, and would be forced to liquidate. Assuming Goldenstone enters into a business combination agreement with an acceptable target, it will hold a meeting of stockholders at a future date to approve a Business Combination.

Existing Charter

Goldenstone believes that given Goldenstone’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that Goldenstone is in the best position possible to consummate a Business Combination and that it is in the best interests of Goldenstone stockholders that Goldenstone removes the restrictions on the China-based Target. Goldenstone believes a Business Combination will provide significant benefits to its stockholders.

As contemplated by the Charter, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the amendment is implemented. You may elect to redeem your Public Shares in connection with this Special Meeting.

On December 31, 2025, the redemption price per Public Share was approximately $____, based on the aggregate amount on deposit in the Trust Account of approximately $___ million as of December 31, 2025 (including interest not previously released to Goldenstone to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on the OTC on __________, 2026 was $______. Goldenstone cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. Goldenstone believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Goldenstone does not complete a Business Combination on or before the Termination Date.

Reasons for the Target Amendment Proposal

The purpose of the Target Amendment Proposal is to afford the Company with flexibility for its search of a target company to undertake a Business Combination. If the Target Amendment Proposal is approved, the Company will be allowed to undertake a Business Combination with a China-based Target which allows it to assess to a bigger pool of potential target candidates. The Board has determined that, given the Company’s expenditure of time, efforts and money on identifying suitable target business and completion of a Business Combination, and the market opportunity the Company has observed in China, it is in the best interests of its stockholders to approve the Target Amendment Proposal.

If the Target Amendment Proposal is Not Approved

If the Target Amendment Proposal is not approved, and we are unable to consummate a Business Combination with a non-China-based target by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our

Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

The initial stockholders have waived their rights to participate in any liquidation distribution with respect to the __________Founder Shares or any shares underlying the Private Units. There will be no distribution from the Trust Account with respect to Goldenstone’s warrants and rights, which will expire worthless in the event Goldenstone dissolves and liquidates the Trust Account.

If the Target Amendment Proposal is Approved

If the Target Amendment Proposal is approved, we will then continue to work to consummate a Business Combination, and may decide to consummate our Business Combination with a China-based Target, so the combined company may face various legal and operational risks and uncertainties after the Business Combination.

You are not being asked to vote on a Business Combination at the Special Meeting. The vote by Goldenstone stockholders on a Business Combination will occur at a separate meeting of Goldenstone stockholders, to be held at a later date, and the solicitation of proxies from Goldenstone stockholders in connection with such separate Business Combination meeting, and the related right of Goldenstone stockholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Target Amendment Proposal), will be the subject of a separate proxy statement/prospectus.

Risks Related to Our Possible Business Combination with a China-based Target

If the Target Amendment Proposal is approved, there will be no restriction in the geographic location of targets that we can pursue, and we may conduct our search in China and pursue a Business Combination with a China-based Target. As a result, we may be subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of certain industries, regulatory review of overseas listing of PRC companies through a special purpose vehicle and the validity and enforcement of the VIE Agreements (as defined below), if the China-based Target requires any of these legal requirements post Business Combination by us. Due to PRC legal restrictions on foreign ownership in certain industries, neither the post-combination entity nor its subsidiaries may own any equity interest in the China-based Target’s operating entity in a restricted industry, which is known as variable interest entity, or a VIE. Instead, a series of contractual arrangements (the “VIE Agreements”) may be entered into between the VIEs, the VIEs’ founders and owners, on one side, and a PRC subsidiary of the post-combination entity, on the other side.

VIE Agreements normally include: (i) certain power of attorney agreements, a share pledge agreement and certain loan agreements; (ii) an exclusive business cooperation agreement which allows the post-combination entity to receive substantially all of the economic benefits from the VIE; and (iii) certain exclusive option agreements and certain spouse consent letters which provide us with an exclusive option to purchase all or part of the equity interests in and/or assets of the VIE when and to the extent permitted by PRC laws (“VIE structure”). The China-based Target, through VIE Agreements, can consolidate the financial results of the VIE in its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, for accounting purposes. The post-combination entity or its stockholder do not directly hold equity interests in the VIEs after the Business Combination under the VIE structure, and therefore, such corporate structure is subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of internet technology companies, regulatory review of oversea listing of PRC companies through a special purpose vehicle, and the validity and enforcement of the VIE Agreements. VIE structure is also subject to the risks of uncertainty about any future actions of the PRC government in this regard that could disallow the VIE structure, which would likely result in a material change in the post-combined company’s operation and may cause the value of our securities of post-combination entity depreciate significantly or become worthless.

The VIE structure may not be as effective as equity ownership and the company may incur substantial costs to enforce the terms of the arrangements. Since the post-combination entity and its stockholders do not directly own equity interest in VIE and the stockholders of VIE still own the shares of VIE after the Business Combination, the

VIE structure has its inherent risks that may affect your investment, including less effectiveness and certainties than equity ownership and potential substantial costs to enforce the terms of the VIE Agreements. The stockholders of VIE may not act in the best interests of the post-combined company or may not perform their obligations under the VIE Agreement. If VIE or the stockholders of the VIE breach their contractual obligations under the VIE Agreements, the post-combined company may have difficulty in enforcing any rights it may have under the VIE Agreements with the VIE, its founders and owners, in PRC because all of the VIE Agreements are governed by the PRC laws and provide for the resolution of disputes through arbitration in the PRC. The post-combination entity may have to incur substantial costs and expend significant resources to enforce such VIE Agreements in reliance on legal remedies under PRC law. In connection with litigation, arbitration or other judicial or dispute resolution proceedings, assets under the name of any of record holder of equity interest in the VIE, including such equity interest of such record holder, may be put under court custody. As a consequence, we cannot be certain that the equity interest will be disposed pursuant to the VIE Agreements or that the ownership by the record holder of such equity interest will be unchallenged. In addition, if we acquire a China-based Target through VIE Agreements, investors in our common stock following a Business Combination would not hold equity interests in the VIE domiciled in China and would instead hold equity interests in a holding company. You may never hold equity interests in the VIE.

All of the VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the post-combination ability to enforce the VIE Agreements. As at the date of this proxy statement, there are very few precedents and little official guidance as to how VIE Agreements should be interpreted or enforced under PRC law. The VIE Agreements have not been widely tested in a court of law in the PRC and there remain significant uncertainties regarding the ultimate outcome of arbitration should legal action become necessary. Furthermore, VIE Agreements may not be enforceable in China if PRC government authorities or courts take a view that such VIE Agreements contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In addition, there is uncertainty as to whether the courts in the PRC would recognize or enforce judgments of U.S. courts against us or such persons predicated upon the civil liability provisions of the securities laws of the United States or any state. In the event that the post-combined entity is unable to enforce the VIE Agreements, the post-combined entity may not be able to consolidate the financial results of the VIE through the VIE Agreements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS as primary beneficial for accounting purposes, and the post-combination entity may be precluded from operating the business, which will have a material adverse effect on its financial condition and results of operations. In addition, there is uncertainty as to whether the courts the PRC would recognize or enforce judgments of U.S. courts against us or such persons predicated upon the civil liability provisions of the securities laws of the United States or any state.

Although the PRC authorities do not require permission to entry of VIE Agreements, recently the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the “Opinions on Severely Cracking Down on Illegal Securities Activities According to Law,” or the Opinions, which was made available to the public on July 6, 2021, pursuant to which the PRC government will strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings of Chinese companies. The Opinions and any related implementing rules to be enacted may subject VIE structure to compliance requirement in the future. Given the current regulatory environment in the PRC, uncertainty of different interpretation and enforcement of the rules and regulations in the PRC may be adverse to our Business Combination with a China-based Target or the post-combined company, which may take place quickly with little advance notice.

The governing PRC laws and regulations are sometimes vague and uncertain and can change quickly with little advance notice, which may result in a material change in the post-combined company’s operations, cause the value of our shares after we complete our Business Combination to significantly decline or be worthless, or substantially limit or completely hinder the post-combined company’s ability to offer or continue to offer securities to investors. For instance, the PRC government recently initiated a series of regulatory actions and statements to regulate business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using VIE structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement. However, since these statements and regulatory actions are new or have not been officially implemented, it is highly uncertain how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to acquire or merge with a company with major operations in China, and post-combined company’s ability to conduct its business, accept foreign investments, or list on an U.S. or other foreign exchange.

The Chinese government may intervene or influence the operations of the PRC operating entities at any time and may exert more control over offerings conducted overseas and/or foreign investment in China-based issuers, which could result in a material change in the operations of the PRC operating entities and/or the value of our securities. In addition, any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless. Changes in China’s economic, political or social conditions, as well as possible interventions and influences of any government policies and actions; as well as uncertainties with respect to the PRC legal system could have a material adverse effect on our operation and the value of our securities. For instance, (i) as the date hereof, we are not required to obtain any permission from China authorities nor received any objection or restriction from Chinese authorities to list our securities in U.S. exchanges, however, we cannot guarantee that PRC authorities may initiate any change in its law, rules or regulations, or governmental policies that would require permission or scrutiny from relevant PRC authorities before our listing; or any law, regulation, rules and policies will become effective and enforceable after our listing that could substantially affect our operation and the value of our securities may depreciate quickly or even become worthless; and (ii) after consummation of the IPO and prior to the consummation of our Business Combination, our operation involves searching and identifying suitable targets, conducting due diligence on targets, negotiating and consummating our Business Combination. Though we are not restricted or prohibited from such business activities in China, we are subject to risks and uncertainties about future actions of the PRC government or law enforcement to refrain our activities or operation in China, which would likely result in a material change in our operations, significantly limit or hinder our ability to offer or continue to offer our securities, and cause the value of our securities may depreciate significantly or become worthless.

Permission Required from the PRC Authorities and PRC Limitations on Overseas Listing and Share Issuances If We Acquire a China-based Target (Post-Business Combination)

As we do not have any operations in China, given that (a) the CSRC, currently has not issued any definitive rule or interpretation concerning whether offerings like ours are subject to the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”); and (b) our company is a blank check company incorporated in Cayman Islands rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation or listing on Nasdaq and while seeking a target for the Business Combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the Cyberspace Administration of China (the “CAC”).

If we acquire a China-based Target, we may be required to obtain approval from Chinese authorities, including the CSRC or CAC, to list on U.S. exchanges or issue securities to foreign investors post Business Combination with a China-based Target. If approval is required in the future and we were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on a U.S. exchange, which would materially affect the interest of our investors. It is uncertain when and whether we will be required to obtain permission from the PRC government to continue to list on U.S. exchanges in the future, and even when such permission is obtained, whether it will be denied or rescinded. Our operations may be adversely affected in the future, directly or indirectly, by existing or future laws and regulations relating to the China-based Target’s business or industry and oversea listing and share issuance.

Transfers of Cash to and from Our Post-Combination Entity If We Acquire a China-based Target (Post-Business Combination)

We are a blank check company with no operations of our own and no subsidiaries except searching for a suitable target to consummate a Business Combination. As of the date hereof, no transfers, dividends, or distributions have been made by us.

If the Target Amendment Proposal is approved, there is no restriction in the geographic location of targets that we can pursue. We currently do not have any PRC subsidiaries or China operations, do not have any specific business combination under consideration and have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction. However, because of our significant ties to China, we may pursue a Business Combination with a China-based Target which might require a VIE structure. As a result, although other means are available for the post-combination entity to obtain financing at the holding company level, the post-combination entity’s ability to pay dividends to its stockholders and to service any debt it may incur may depend upon dividends paid by the China-based Target’s subsidiaries. If any of the post-combination entity’s subsidiaries incurs debt on its own in the future, the instruments governing such debt may restrict its ability to pay dividends to the post-combination entity. In addition, the PRC subsidiaries of the post-combination entity and VIE are required to make appropriations to certain statutory reserve funds, which are not distributable as cash dividends except in the event of a solvent liquidation of the companies.

In order for the post-combination entity to pay dividends to its stockholders, the post-combination entity will rely on payments made from the VIE to the PRC subsidiary of the post-combined entity, a wholly foreign-owned enterprise (“WFOE”), pursuant to the VIE Agreements, and the distribution of such payments from the WFOE to the post-combination entity as dividends from the subsidiaries of the post-combined entity. Such dividends and other distributions may be subject to the PRC government’s regulations relating to the conversion of Renminbi into foreign currencies and the remittance of such currencies out of the PRC, which may limit the post-combination entity’s PRC subsidiaries’ ability to distribute earnings to the post-combination entity or may otherwise adversely affect the post-combination entity. Furthermore, even though the post-combination entity may wish to transfer cash proceeds raised from overseas financing activities, to its PRC subsidiaries via capital contribution or stockholder loans, the PRC government’s regulations relating to foreign exchange may limit the post-combination entity’s ability to make loans to or inject capital into its PRC subsidiaries or the ability of its PRC subsidiaries to pay back such loans to the post-combination entity.

Investment in Chinese companies, which are governed by the Foreign Investment Law, and the dividends and distributions from a China-based operating company are subject to regulations and restrictions on dividends and payment to parties outside of China. Furthermore, if certain procedural requirements are satisfied, the payment in foreign currencies on current account items, including profit distributions and trade and service related foreign exchange transactions, can be made without prior approval from State Administration of Foreign Exchange (the “SAFE”) or its local branches. However, where RMB would be converted into foreign currency and remitted out of China to pay capital expenses, such as the repayment of loans denominated in foreign currencies, approval from or registration with competent government authorities or its authorized banks is required. The PRC government may take measures at its discretion from time to time to restrict access to foreign currencies for current account or capital account transactions. If the foreign exchange control regulations prevent the VIE or PRC subsidiaries of the combined company from obtaining sufficient foreign currencies to satisfy their foreign currency demands, the VIE or PRC subsidiaries of the combined company may not be able to pay dividends or repay loans in foreign currencies to their offshore intermediary holding companies and ultimately to the post-combination company. We cannot assure you that new regulations or policies will not be promulgated in the future, which may further restrict the remittance of RMB into or out of the PRC. We cannot assure you, in light of the restrictions in place, or any amendment to be made from time to time, that the PRC subsidiaries of the post-combination company will be able to satisfy their respective payment obligations that are denominated in foreign currencies, including the remittance of dividends outside of the PRC. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our subsidiaries or the VIE, if any.

Current PRC regulations permit the indirect subsidiaries of the post-combination entity to pay dividends to the post-combination entity only out of their accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, each of the subsidiaries of the post-combination company in China is required to set aside at least 10% of its after-tax profits each year, if any, to fund a statutory reserve until such reserve reaches 50% of its registered capital. Each of such entity in China is also required to further set aside a portion of its after-tax profits to fund the employee welfare fund, although the amount to be set aside, if any, is determined at the discretion of its board of directors. Although the statutory reserves can be used, among other ways, to increase the registered capital and eliminate future losses in excess of retained earnings of the respective companies, the reserve funds are not distributable as cash dividends except in the event of liquidation.

Cash dividends, if any, on our common stock will be paid in U.S. dollars. If the post-combination entity is considered a PRC tax resident enterprise for tax purposes, any dividends the post-combination entity pay to its overseas stockholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at a rate of up to 10.0%.

Recent PCAOB Developments

We are a blank check company incorporated in Delaware with our office located in the United States with no operations or subsidiaries in China. Our auditor, MarcumAsia, LLP, headquartered in ________, is an independent registered public accounting firm registered with the United States Public Company Accounting Oversight Board (“PCAOB”) and is subject to laws in the United States pursuant to which PCAOB conducts regular inspections to assess MarcumAsia, LLP’s compliance with applicable professional standards. The PCAOB currently has access to inspect the working papers of our auditor. Our auditor is not headquartered in mainland China or Hong Kong and was not identified in any report as a firm subject to the PCAOB’s determination.

If the Target Amendment Proposal is approved and we may pursue a Business Combination with a China-based target, we may be subject to Holding Foreign Companies Accountable Act, as amended by the Consolidated Appropriations Act, 2023 (the “HFCAA”) and related regulations if we pursue an opportunity with a foreign company. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act (“AHFCAA”), which, if signed into law, would amend the HFCAA and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years. On December 29, 2022, the Consolidated Appropriations Act was signed into law by President Biden. The Consolidated Appropriations Act contained, among other things, an identical provision to the AHFCAA, which reduces the number of consecutive non-inspection years required for triggering the prohibitions under the HFCA Act from three years to two years. If our securities are unable to be listed on another securities exchange by then, such a delisting would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with a potential delisting would have a negative impact on the price of our securities. For instance, the HFCAA would restrict our ability to consummate a Business Combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for two consecutive years. The HFCAA also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China. We may not be able to consummate a Business Combination with a favored target business due to these laws.

The documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare. The HFCAA mandates the SEC to identify issuers of SEC-registered securities whose audited financial reports are prepared by an accounting firm that the PCAOB is unable to inspect due to restrictions imposed by an authority in the foreign jurisdiction where the audits are performed. If such identified issuer’s auditor cannot be inspected by the PCAOB for two consecutive years, the trading of such issuer’s securities on any U.S. national securities exchanges, as well as any over-the-counter trading in the U.S., will be prohibited.

On March 24, 2021, the SEC adopted interim final rules relating to the implementation of certain disclosure and documentation requirements of the HFCAA. An identified issuer will be required to comply with these rules if the SEC identifies it as having a “non-inspection” year under a process to be subsequently established by the SEC.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the HFCAA. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCAA, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

On December 2, 2021, the SEC issued amendments to finalize rules implementing the submission and disclosure requirements in the HFCAA. The rules apply to registrants that the SEC identifies as having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction and that PCAOB is unable to inspect or investigate completely because of a position taken by an authority in foreign jurisdictions.

Future developments in respect of increased U.S. regulatory access to audit information are uncertain, as the legislative developments are subject to the legislative process and the regulatory developments are subject to the rule-making process and other administrative procedures.

Other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a Business Combination with certain China-based businesses.

Enforceability of Civil Liability

There is uncertainty if any officers and directors of the post-combination entity will be located outside the Unites States. As a result, it may be difficult, or in some cases not possible, for investors in the United States to enforce their legal rights, to effect service of process upon those officers and directors (prior to or after the Business Combination) located outside the United States, to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties on them under United States securities laws.

In particular, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States and many other countries and regions, and you may have to incur substantial costs and contribute significant time to enforce civil liabilities and criminal penalties in reliance on legal remedies under PRC laws. Therefore, recognition and enforcement in the PRC of judgement of United States courts in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Risks Related to Acquiring a China-Based Target

If the Target Amendment Proposal is approved, we may consider a Business Combination with China-based Target, which may subject the post Business Combination business to the laws, regulations, and policies of the PRC. As a result, in the future we may be subject to risks related to the PRC as discussed below.

We may undertake our Business Combination with an entity or business which is based in a foreign country and the laws and regulations of such foreign countries may not afford U.S. investors or regulatory agencies access to information normally available to them with respect to U.S. based entities.

In November 2020, the SEC Staff issued guidance regarding certain risks and considerations that should be considered by investors regarding foreign entities, specifically the limited ability of U.S. investors and regulatory agencies to rely upon or obtain information from foreign based entities, specifically China based entities, under the laws and regulations of such foreign countries. As stated by the SEC Staff. “[A]lthough China-based Issuers that access the U.S. public capital markets generally have the same disclosure obligations and legal responsibilities as other non-U.S. issuers, the Commission’s ability to promote and enforce high-quality disclosure standards for China-based Issuers may be materially limited. As a result, there is substantially greater risk that their disclosures may be incomplete or misleading. In addition, in the event of investor harm, investors generally will have substantially less access to recourse, in comparison to U.S. domestic companies and foreign issuers in other jurisdictions.” Among other potential issues and risks cited by the SEC Staff, the SEC Staff identified restrictions in China which restricted the PCAOB’s ability to inspect audit work and practices of PCAOB-registered public accounting firms in China and on the PCAOB’s ability to inspect audit work with respect to China-based issuer audits by PCAOB-registered public accounting firms in Hong Kong.

Further, current laws and regulations in China as well as other potential target countries, can limit or restrict investigations and similar activities by U.S. regulatory agencies such as the SEC to gather information regarding the securities and other activities of issuers based in the foreign countries where such laws or regulations exist. According to Article 177 of the newly amended PRC Securities Law which became effective in March 2020 (the “Article 177”), the securities regulatory authority of the PRC State Council may collaborate with securities regulatory authorities of other countries or regions in order to monitor and oversee cross border securities activities. Article 177 further provides that overseas securities regulatory authorities are not allowed to carry out investigation and evidence collection directly within the territory of the PRC, and that any Chinese entities and individuals are not allowed to provide documents or materials related to securities business activities to overseas agencies without prior consent of the securities regulatory authority of the PRC State Council and the competent departments of the PRC State Council. Investors should be aware that the U.S. Holding Foreign Companies Accountable Act, which requires that the PCAOB be permitted to inspect an issuer’s public accounting firm within three years, may result in the delisting of the operating company in the future if the PCAOB is unable to inspect the firm. Although we have not identified a potential target business nor any particular country in which a Business Combination may occur, we intend to consider potential target business in foreign jurisdictions, including China based entities and businesses, and therefore investors should be aware of risks related to the ability to obtain information and conduct investigations and be afforded protections by U.S.- based agencies such as the SEC related to any such Business Combination with a target business in a foreign country and consider such risks prior to investing in our securities.

If the government of the PRC finds that the VIE Agreements the China-based Target entered into to allow the post-combination entity to consolidate the financial results of the China-based Target do not comply with local governmental restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, the post-combination entity could be subject to significant penalties or be forced to relinquish our interests in those operations or the post-combination entity could be unbale to consolidate the financial results of the VIE, which could cause the value of our securities depreciate significantly or become worthless.

We are a Delaware corporation with no operations of our own and no subsidiaries except searching for a suitable target to consummate a Business Combination. We currently do not have any PRC subsidiaries or China operations, do not have any specific business combination under consideration and have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction. However, because of our significant ties to China, we may pursue a Business Combination with a China-based Target which might require a VIE structure. The post-combination entity, through VIE Agreements, can consolidate the financial results of the VIE in accordance with U.S. GAAP or IFRS as primary beneficial for accounting purposes. In that case, following the consummation of a Business Combination with a China-based Target, the securities of the post-combination entity would be securities of an offshore holding company instead of shares of the VIE in China. For a summary of the VIE structure and VIE Agreements, see “Proposal No. 2 — The Target Amendment Proposal — Consequences If the Trust Amendment is Approved — Risks Related to Our Possible Business Combination with a China-based Target.”

The post-combination entity will rely on WFOE’s VIE Agreements with the VIE and its stockholders to consolidate the financial results of the VIE. These VIE Agreements may not be as effective as direct ownership. Under the VIE Agreements, as a legal matter, if the VIE or any of its stockholders executing the VIE Agreements fails to perform its, his or her respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and resources to enforce such arrangements, and rely on legal remedies available under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which we cannot assure you will be effective. For example, if stockholders of the VIE were to refuse to transfer their equity interests in such VIE to the post-combination entity or its designated persons when the post-combination entity exercises the purchase option pursuant to the VIE Agreements, the post-combination entity may have to take a legal action to compel them to fulfill their contractual obligations.

If (i) the applicable PRC authorities invalidate the VIE Agreements for violation of PRC laws, rules and regulations, (ii) any VIE or its stockholders terminate the VIE Agreements, (iii) any VIE or its stockholders fail to perform its/his/her obligations under the VIE Agreements, or (iv) if these regulations change or are interpreted differently in the future, the China-based Target’s business operations in China would be materially and adversely affected, and the value of your securities would substantially decrease or even become worthless. Further, if the post-combination entity fails to renew the VIE Agreements upon their expiration, the post-combination entity would not be able to continue the business operations unless the then current PRC law allows it to directly operate businesses in China.

In addition, if any VIE or all or part of its assets become subject to liens or rights of third-party creditors, we may be unable to continue to consolidate the financial results of the VIE, which could materially and adversely affect the post-combination entity’s business, financial condition and results of operations. If any of the VIEs undergoes a voluntary or involuntary liquidation proceeding, its stockholders or unrelated third-party creditors may claim rights to some or all of these assets, thereby materially and adversely affecting the financial results of the post-combination entity.

All of the VIE Agreements will be governed by PRC law and provided for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit our ability to enforce the VIE Agreements. In the event the post-combination entity is unable to enforce the VIE Agreements, the post-combination entity may not be able to consolidate the financial results of the VIE in accordance with U.S. GAAP or IFRS and the post-combination entity may be precluded from operating its business, which would have a material adverse effect on its financial condition and results of operations.

Although based on industry practices, VIE Agreements among WFOE, the VIE and its stockholders governed by PRC laws are valid, binding and enforceable, and will not result in any violation of PRC laws or regulations currently in effect, however, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws, regulations and rules. Accordingly, the PRC regulatory authorities may ultimately take a view that is contrary to the accepted industry practices with respect to the VIE Agreements. In addition, it is uncertain whether any new PRC laws or regulations relating to the VIE structures will be adopted or if adopted, what they would provide. PRC government authorities may deem that foreign ownership is directly or indirectly involved in the VIE’s shareholding structure. If our potential corporate structure and VIE Agreements are deemed by the Ministry of Industry and Information Technology, or MIIT, or the Ministry of Commerce, or MOFCOM, or other regulators having competent authority to be illegal, either in whole or in part, the post-combined company may lose the ability to consolidate the financial results of the VIE through the VIE Agreements and have to modify such structure to comply with regulatory requirements. However, there can be no assurance that we can achieve this without material disruption to the China-based Target’s business. Furthermore, if the post-combined company or the VIE is found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including, without limitation:

•        revoking the business license and/or operating licenses of the post-combination entity or the VIE;

•        discontinuing or placing restrictions or onerous conditions on our operations through any transactions under the VIE agreements;

•        imposing fines, confiscating the income from the post-combination entity, the VIE or its subsidiaries, or imposing other requirements with which the post-combined company or the VIE may not be able to comply;

•        placing restrictions on our right to collect revenues;

•        requiring the post-combination entity to restructure its ownership structure or operations, including terminating the VIE Agreements with the VIE and deregistering the equity pledges of the VIE, which in turn would affect the post-combined company’s ability to consolidate the financial results of the VIE through the VIE Agreements; or

•        taking other regulatory or enforcement actions against the post-combination entity that could be harmful to the post-combination entity business.

The imposition of any of these penalties will result in a material and adverse effect on our potential ability to conduct the business. In addition, it is unclear what impact the PRC government actions will have on the post-combined company and on the post-combination entity’s ability to consolidate the financial results of the VIE in its consolidated financial statements, if the PRC government authorities were to find our potential corporate structure and VIE

Agreements to be in violation of PRC laws and regulations. If the imposition of any of these government actions causes the post-combination entity to lose the right to direct the activities of the VIE or the right to receive substantially all the economic benefits and residual returns from the VIE and the post-combination entity is not able to restructure the ownership structure and operations in a timely and satisfactory manner, the post-combination entity will no longer be able to consolidate the financial results of the VIE in its consolidated financial statements. Either of these results, or any other significant penalties that might be imposed on the post-combination entity in this event, it will have a material adverse effect on the post-combination entity’s financial condition, results of operations and our securities shares may decline in value or be worthless.

The VIE Agreements under a VIE structure may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE, and thus, the post-combination entity may incur substantial costs to enforce the terms of the VIE Agreements, which the post-combination entity may not be able to enforce at all.

The VIE Agreements may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE. For example, the VIE and its stockholders could breach the VIE Agreements by, among other things, failing to conduct their operations in an acceptable manner or taking other actions that are detrimental to the interests of the post-combination entity. If the post-combination entity had direct ownership of the VIE, the post-combination entity would be able to exercise its rights as a stockholder to effect changes in the board of directors of the VIE, which in turn could implement changes, subject to any applicable fiduciary obligations, at the management and operational level. However, under the VIE Agreements, the post-combination entity rely on the performance by the VIE and its stockholders of their obligations under the contracts to consolidate the financial results of the VIE as primary beneficial. The stockholders of the VIE may not act in the best interests of the post-combination entity or may not perform their obligations under these VIE Agreements. Such risks exist throughout the period in which the post-combination entity intends to consolidate the financial results of the VIE through the VIE Agreements.

If the VIE or its stockholders fail to perform their respective obligations under the post-combination entity, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such VIE Agreements. For example, if the stockholders of the VIE refuse to transfer their equity interest in the VIE to the post-combination entity or its designee if the post-combination entity exercises the purchase option pursuant to the VIE Agreements, or if they otherwise act in bad faith toward the post-combination entity, then the post-combination entity may have to take legal actions to compel them to perform their contractual obligations. In addition, if any third parties claim any interest in such stockholders’ equity interests in the VIE, the post-combination entity’s ability to foreclose the share pledge according to the VIE Agreements may be impaired. If these or other disputes between the stockholders of the VIE and third parties were to impair the post-combination entity’s relationship with the VIE, the post-combination entity’s ability to consolidate the financial results of the VIE as primary beneficiary would be affected, which would in turn result in a material and adverse effect on the business, operations and financial condition.

Any failure by the VIE or its stockholders to perform their obligations under the VIE Agreements would have a material and adverse effect on the post-combination entity’s business.

The stockholders of the VIE are referred as its nominee stockholders because although they remain the holders of equity interests on record in the VIE, pursuant to the terms of the relevant power of attorney, such stockholders have irrevocably authorized the individual appointed by the WFOE to exercise their rights as a stockholder of the relevant VIE. If the VIE, or its stockholders fail to perform their respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such arrangements. The post-combination entity may also have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which the post-combination entity cannot assure you will be effective under PRC laws.

All of these VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit our ability to enforce these VIE Agreements. See “Proposal No. 2 — The Target Amendment Proposal — Consequences If the Trust Amendment is Approved — Risks Related to Our Possible Business Combination with a China-based Target — Uncertainties with respect to the PRC legal system could adversely affect us.” Meanwhile, there are very few precedents and little formal guidance as to how VIE Agreements in the context of a VIE should be interpreted or enforced under PRC laws. There remain significant uncertainties regarding the ultimate outcome of such arbitration should legal action become necessary. In addition, under PRC laws, rulings by arbitrators are final and parties cannot appeal arbitration results in court unless such rulings are revoked or determined unenforceable by a competent court. If the losing parties fail to carry out the arbitration awards within a prescribed time limit, the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would require additional expenses and delay. In the event that the post-combination entity is unable to enforce these VIE Agreements, or if the post-combination entity suffers significant delay or other obstacles in the process of enforcing these VIE Agreements, the post-combination entity may not be able to consolidate the financial results of the VIE in its consolidated financial statements in accordance with U.S. GAAP or IFRS as primary beneficial for accounting purposes, and the post-combination entity’s ability to conduct its business may be negatively affected.

PRC regulations relating to offshore investment activities by PRC residents may limit the post-combination entity’s ability to inject capital in its Chinese subsidiaries, if any, and Chinese subsidiaries’ ability to change their registered capital or distribute profits to the post-combination entity or otherwise expose the post-combination entity or its PRC resident beneficial owners to liability and penalties under PRC laws.

In July 2014, The State Administration of Foreign Exchange of the PRC, or SAFE, promulgated the Circular on Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment Through Special Purpose Vehicles, or SAFE Circular 37. SAFE Circular 37 requires PRC residents (including PRC individuals and PRC corporate entities as well as foreign individuals that are deemed as PRC residents for foreign exchange administration purpose) to register with SAFE or its local branches in connection with their direct or indirect offshore investment activities. SAFE Circular 37 is applicable to the stockholders of post-combination entity who are PRC residents and may be applicable to any offshore acquisitions that we make in the future.

Under SAFE Circular 37, PRC residents who make, or have prior to the implementation of SAFE Circular 37 made, direct or indirect investments in offshore special purpose vehicles, or SPVs, will be required to register such investments with SAFE or its local branches. In addition, any PRC resident who is a direct or indirect stockholder of an SPV, is required to update its filed registration with the local branch of SAFE with respect to that SPV, to reflect any material change, including, among other things, any major change of a PRC resident stockholder, name or term of operation of the SPVs, or any increase or reduction of the SPVs’ registered capital, share transfer or swap, merger or division. Moreover, any subsidiary of such SPV in China is required to urge the PRC resident stockholders to update their registration with the local branch of SAFE. If any PRC stockholder of such SPV fails to make the required registration or to update the previously filed registration, the subsidiary of such SPV in China may be prohibited from distributing its profits or the proceeds from any capital reduction, share transfer or liquidation to the SPV, and the SPV may also be prohibited from making additional capital contributions into its subsidiary in China. On February 13, 2015, SAFE promulgated a Notice on Further Simplifying and Improving Foreign Exchange Administration Policy on Direct Investment, or SAFE Notice 13, which became effective on June 1, 2015. Under SAFE Notice 13, applications for foreign exchange registration of inbound foreign direct investments and outbound overseas direct investments, including those required under SAFE Circular 37, will be filed with qualified banks instead of SAFE or its branches. The qualified banks will directly examine the applications and accept registrations under the supervision of SAFE.

We cannot provide assurance that the post-combination entity’s stockholders that are PRC residents comply with all of the requirements under SAFE Circular 37 or other related rules. Failure or inability of our PRC resident stockholders to comply with the registration procedures set forth in these regulations may subject us to fines and legal sanctions, restrict our cross-border investment activities, limit the ability of our wholly foreign-owned subsidiary in China to distribute dividends and the proceeds from any reduction in capital, share transfer or liquidation to us, and we may also be prohibited from injecting additional capital into the subsidiary. Moreover, failure to comply with the various foreign exchange registration requirements described above could result in liability under PRC law for circumventing applicable foreign exchange restrictions. As a result, the post-combination entity’s business operations and its ability to distribute profits to you could be materially and adversely affected.

Furthermore, as these foreign exchange regulations are still relatively new and their interpretation and implementation has been constantly evolving, it is unclear how these regulations, and any future regulation concerning offshore or cross-border transactions, will be interpreted, amended and implemented by the relevant government authorities. For example, the post-combination entity may be subject to a more stringent review and approval process with respect to the post-combination entity’s foreign exchange activities, such as remittance of dividends and foreign-currency-denominated borrowings, which may adversely affect our financial condition and results of operations. In addition, if we decide to acquire a China-based Target, we cannot assure you that we or the owners of such company, as the case may be, will be able to obtain the necessary approvals or complete the necessary filings and registrations required by the foreign exchange regulations. This may restrict our ability to implement our acquisition strategy and could adversely affect our business and prospects.

Compliance with the PRC Antitrust law may limit our ability to effect our Business Combination.

The PRC Antitrust Law became effective on August 1, 2008. The government authorities in charge of antitrust matters in China are the Antitrust Commission and other antitrust authorities under the State Council. The PRC Antitrust Law regulates (1) monopoly agreements, including decisions or actions in concert that preclude or impede competition, entered into by business operators; (2) abuse of dominant market position by business operators; and (3) concentration of business operators that may have the effect of precluding or impeding competition. To implement the Antitrust Law, in 2008, the State Council formulated the regulations that require filing of concentration of business operators, pursuant to which concentration of business operators refers to (1) merger with other business operators; (2) gaining control over other business operators through acquisition of equity interest or assets of other business operators; and (3) gaining control over other business operators through exerting influence on other business operators through contracts or other means. In 2009, the Ministry of Commerce, to which the Antitrust Commission is affiliated, promulgated the Measures for Filing of Concentration of Business Operators (amended by the Guidelines for Filing of Concentration of Business Operators in 2014), which set forth the criteria of concentration and the requirement of miscellaneous documents for the purpose of filing. The Business Combination we contemplate may be considered the concentration of business operators, and to the extent required by the Antitrust Law and the criteria established by the State Council, we must file with the antitrust authority under the PRC State Council prior to conducting the contemplated Business Combination. If the antitrust authority decides not to further investigate whether the contemplated Business Combination has the effect of precluding or impeding competition or fails to make a decision within 30 days from receipt of relevant materials, we may proceed to consummate the contemplated Business Combination. If antitrust authority decides to prohibit the contemplated Business Combination after further investigation, we must terminate such Business Combination and would then be forced to either attempt to complete a new Business Combination or we would be required to return any amounts which were held in the trust account to our stockholders. When we evaluate a potential Business Combination, we will consider the need to comply with the Antitrust Law and other relevant regulations which may limit our ability to effect an acquisition or may result in our modifying or not pursuing a particular transaction. The approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

Exchange controls that exist in the PRC may restrict or prevent us from using the proceeds of the IPO to acquire a China-based Target and limit our ability to utilize our cash flow effectively following our Business Combination.

SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-invested Enterprises, or Circular 19, effective on June 1, 2015, in replacement of the Circular on the Relevant Operating Issues Concerning the Improvement of the Administration of the Payment and Settlement of Foreign Currency Capital of Foreign-Invested Enterprises, or SAFE Circular 142, the Notice from the State Administration of Foreign Exchange on Relevant Issues Concerning Strengthening the Administration of Foreign Exchange Businesses, or Circular 59, and the Circular on Further Clarification and Regulation of the Issues Concerning the Administration of Certain Capital Account Foreign Exchange Businesses, or Circular 45. According to Circular 19, the flow and use of the RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company is regulated such that RMB capital may not be used for the issuance of RMB entrusted loans, the repayment of inter-enterprise loans or the repayment of banks loans that have been transferred to a third party. Although Circular 19 allows RMB capital converted from foreign currency-denominated registered capital of a foreign-invested enterprise to be used for equity investments within the PRC, it also reiterates the principle that RMB converted from the foreign currency-denominated capital of a foreign-invested company may not be directly or indirectly used for purposes beyond its business scope. Thus, it is unclear whether SAFE will permit such capital to be used for equity investments in the PRC in actual practice. SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming and Standardizing the Foreign Exchange Settlement Management Policy of Capital

Account, or Circular 16, effective on June 9, 2016, which reiterates some of the rules set forth in Circular 19, but changes the prohibition against using RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company to issue RMB entrusted loans to a prohibition against using such capital to issue loans to non-associated enterprises. Violations of SAFE Circular 19 and Circular 16 could result in administrative penalties.

As such, Circular 19 and Circular 16 may significantly limit our ability to transfer the proceeds of the IPO to a China-based Target and the use of such proceeds by a China-based Target.

In addition, following our Business Combination with a China-based Target, we will be subject to the PRC’s rules and regulations on currency conversion. In the PRC, the SAFE regulates the conversion of the Renminbi into foreign currencies. Currently, FIEs are required to apply to the SAFE for “Foreign Exchange Registration Certificates for FIEs.” Following our Business Combination, we will likely be an FIE as a result of our ownership structure. With such registration certificates, which need to be renewed annually, FIEs are allowed to open foreign currency accounts including a “basic account” and “capital account.” Currency conversion within the scope of the “basic account,” such as remittance of foreign currencies for payment of dividends, can be effected without requiring the approval of the SAFE. However, conversion of currency in the “capital account,” including capital items such as direct investment, loans and securities, still require approval of the SAFE.

We cannot assure you the PRC regulatory authorities will not impose further restrictions on the convertibility of the Renminbi. Any future restrictions on currency exchanges may limit our ability to use the proceeds of the IPO in a Business Combination with a China-based Target and the use of our cash flow for the distribution of dividends to our stockholders or to fund operations we may have outside of the PRC.

Our Business Combination may be subject to national security review by the PRC government and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment opportunities.

On February 3, 2011, the PRC government issued a Notice Concerning the Establishment of Security Review Procedure on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or Security Review Regulations, which became effective on March 5, 2011. The Security Review Regulations cover acquisitions by foreign investors of a broad range of PRC enterprises if such acquisitions could result in de facto control by foreign investors and the enterprises are relating to military, national defense, important agriculture products, important energy and natural resources, important infrastructures, important transportation services, key technologies and important equipment manufacturing. The scope of the review includes whether the acquisition will impact the national security, economic and social stability, and the research and development capabilities on key national security related technologies. Foreign investors should submit a security review application to the Department of Commerce for its initial review for contemplated acquisition. If the acquisition is considered to be within the scope of the Security Review Regulations, the Department of Commerce will transfer the application to a joint security review committee within five business days for further review. The joint security review committee, consisting of members from various PRC government agencies, will conduct a general review and seek comments from relevant government agencies. The joint security review committee may initiate a further special review and request the termination or restructuring of the contemplated acquisition if it determines that the acquisition will result in significant national security issue.

The Security Review Regulations will potentially subject a large number of mergers and acquisitions transactions by foreign investors in China to an additional layer of regulatory review. Currently, there is significant uncertainty as to the implication of the Security Review Regulations. Neither the Department of Commerce nor other PRC government agencies have issued any detailed rules for the implementation of the Security Review Regulations. If, for example, our potential Business Combination is with a China-based Target in any of the sensitive sectors identified above, the transaction will be subject to the Security Review Regulations, and we may have to spend additional resources and incur additional time delays to complete any such acquisition. There is no guarantee that we can receive such approval in a timely manner, and we may also be prevented from pursuing certain investment opportunities if the PRC government considers that the potential investments will result in a significant national security issue. If obtained, the approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

Our Business Combination may be subject to a variety of PRC laws and other obligations regarding cybersecurity and data protection and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment op

Our Business Combination may be subject to PRC laws relating to the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

Pursuant to the PRC Cybersecurity Law, which was promulgated by the Standing Committee of the National People’s Congress on November 7, 2016 and took effect on June 1, 2017, personal information and important data collected and generated by a critical information infrastructure operator in the course of its operations in China must be stored in China, and if a critical information infrastructure operator purchases internet products and services that affect or may affect national security, it should be subject to cybersecurity review by the CAC. Due to the lack of further interpretations, the exact scope of “critical information infrastructure operator” remains unclear.

Recently, the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the Opinions on Severe and Lawful Crackdown on Illegal Securities Activities, which was available to the public on July 6, 2021. These opinions emphasized the need to strengthen the administration over illegal securities activities and the supervision on overseas listings by China-based companies. These opinions proposed to take effective measures, such as promoting the construction of relevant regulatory systems, to deal with the risks and incidents facing China-based overseas-listed companies and the demand for cybersecurity and data privacy protection. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

If, for example, our potential Business Combination is with a China-based Target and if the Measures for Cybersecurity Review mandates clearance of cybersecurity review and other specific actions to be completed by the target business, we may face uncertainties as to whether such clearance can be timely obtained, or at all, and incur additional time delays to complete any such acquisition. Cybersecurity review could also result in negative publicity with respect to our Business Combination and diversion of our managerial and financial resources. There is no guarantee that we can receive such approval in a timely manner, and we may also be prevented from pursuing certain investment opportunities if the PRC government considers that the potential investments will result in a significant national security issue. If obtained, the approval process may take a period longer than we expect before we enter into a definitive agreement with a target company, we may be unable to complete a Business Combination by the Termination Date.

In light of recent events indicating greater oversight by the CAC over data security, particularly for companies seeking to list on a foreign exchange, companies with more than one million users’ personal information in China, especially some internet and technology companies, may not be willing to list on a U.S. exchange or enter into a definitive business combination agreement with us.

Companies in China are subject to various risks and costs associated with the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. This data is wide ranging and relates to our investors, employees, contractors and other counterparties and third parties. If we decide to initiate a Business Combination with a company in China, our compliance obligations include those relating to the relevant PRC laws in this regard. These PRC laws apply not only to third-party transactions, but also to transfers of information between a holding company and its subsidiaries. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

Pursuant to the PRC Cybersecurity Law, which was promulgated by the Standing Committee of the National People’s Congress on November 7, 2016 and took effect on June 1, 2017, personal information and important data collected and generated by a critical information infrastructure operator in the course of its operations in China must be stored in China, and if a critical information infrastructure operator purchases internet products and services that affect or may affect national security, it should be subject to cybersecurity review by the CAC. Due to the lack of further interpretations, the exact scope of “critical information infrastructure operator” remains unclear. On July 10, 2021, the CAC publicly issued the Measures for Cybersecurity Censorship (Revised Draft for Comments) aiming to, upon its enactment, replace the existing Measures for Cybersecurity Censorship. The draft measures extend the scope of cybersecurity reviews to data processing operators engaging in data processing activities that affect or may affect national security, including listing in a foreign country. The draft measures require a company holding more than one million personal information to submit its initial public offering materials prepared for submission for cybersecurity review before listing on a foreign exchange. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

It is unclear whether the Measures for Cybersecurity Review will apply to a company planning to list on a U.S. exchange by business combination with a special purpose acquisition corporation like us. If cybersecurity review applies to our Business Combination with a company holding more than one million personal information in China, we cannot guarantee that we will receive such approval in a timely manner.

Furthermore, if we were found to be in violation of applicable laws and regulations in China during such review, we could be subject to administrative penalties, such as warnings, fines, or service suspension. Therefore, cybersecurity review could materially and adversely affect our business, financial condition, and results of operations.

In addition, the PRC Data Security Law, which was promulgated by the Standing Committee of the National People’s Congress on June 10, 2021 and takes effect on September 1, 2021, requires data collection to be conducted in a legitimate and proper manner, and stipulates that, for the purpose of data protection, data processing activities must be conducted based on data classification and hierarchical protection system for data security. After the Data Security Law takes effect, if the post-combination entity’s data processing activities were found to be not in compliance with this law, our post-combination entity could be ordered to make corrections, and under certain serious circumstances, such as severe data divulgence, we and the post-combination entity could be subject to penalties, including the revocation of our business licenses or other permits. As a result, we and the post-combination entity may be required to suspend our relevant businesses, shut down our website, take down our operating applications, or face other penalties, which may materially and adversely affect our business, financial condition, and results of operations.

The PRC government may exercise significant oversight and discretion over the conduct of the post-combination entity’s business and may intervene in or influence its operations at any time, which could result in a material change in its operations and/or the value of our securities. We are also currently not required to obtain approval from Chinese authorities to list on U.S. exchanges, however, if the China-based Target and the VIE were required to obtain approval in the future and were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on a U.S. exchange, which would materially affect the interest of our investors.

The PRC government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our post-combination entity’s ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, environmental regulations, land use rights, property and other matters. The central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations. Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties.

For example, the Chinese cybersecurity regulator announced on July 2, 2021, that it had begun an investigation of Didi Global Inc. (NYSE: DIDI) and two days later ordered that the company’s app be removed from smartphone app stores. On July 24, 2021, the General Office of the Communist Party of China Central Committee and the General

Office of the State Council jointly released the Guidelines for Further Easing the Burden of Excessive Homework and Off-campus Tutoring for Students at the Stage of Compulsory Education, pursuant to which foreign investment in such firms via mergers and acquisitions, franchise development, and variable interest entities are banned from this sector.

As such, the post-combination entity’s business segments may be subject to various government and regulatory interference in the provinces in which they operate. The post-combination entity could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. We and our post-combination entity may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply, and such compliance or any associated inquiries or investigations or any other government actions may:

•        delay or impede the post-combination entity’s development;

•        result in negative publicity or increase the post-combination entity’s operating costs;

•        require significant management time and attention; and

•        subject the post-combination entity to remedies, administrative penalties and even criminal liabilities that may harm the post-combination entity’s business, including fines assessed for its current or historical operations that it modifies or even cease its business practices.

As we do not have any operations in China, given that (a) the CSRC, currently has not issued any definitive rule or interpretation concerning our IPO and listing on Nasdaq are subject to the M&A Rules; and (b) our company is a blank check company incorporated in Cayman Islands rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation or listing on Nasdaq and while seeking a target for the Business Combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the CAC.

However, applicable PRC laws, regulations, or interpretations may change, and the relevant PRC government agencies could reach a different conclusion. There is also possibility that we may not be able to obtain or maintain such approval or that we inadvertently concluded that such approval was not required. If prior approval was required while we inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require us to obtain the approval in the future, we may face regulatory actions or other sanctions from relevant Chinese regulatory authorities. Further, the promulgation of new laws or regulations, or the new interpretation of existing laws and regulations, in each case that restrict or otherwise may unfavorably impact the ability or way the post-combination entity may conduct its business and could require it to change certain aspects of its business to ensure compliance, which could decrease demand for its products or services, reduce revenues, increase costs, require us to obtain more licenses, permits, approvals or certificates, or subject it to additional liabilities. As such, the post-combination entity’s operations could be adversely affected, directly or indirectly, by existing or future PRC laws and regulations relating to its business or industry, which could result in a material and adverse change in the value of our securities, potentially rendering it worthless. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

PRC laws and regulations governing our post-combination entity’s business operations are sometimes vague and uncertain and any changes in such laws and regulations may impair our ability to operate profitably.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations including, but not limited to, the laws and regulations governing our business and the enforcement and performance of our arrangements with customers in certain circumstances. The laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. The effectiveness and interpretation of newly enacted laws or regulations, including amendments to existing laws and regulations, may be delayed, and our business may be affected if we rely on laws and regulations which are subsequently adopted or interpreted in a manner different from our understanding of these laws and regulations. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. We cannot predict what effect the interpretation of existing or new PRC laws or regulations may have on our post-combination entity’s business.

The PRC legal system is a civil law system based on written statutes. Unlike the common law system, prior court decisions under the civil law system may be cited for reference but have limited precedential value. Since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and the enforcement of these laws, regulations and rules involves uncertainties.

In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system, and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, the interpretation and enforcement of these laws and regulations involve uncertainties. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory provisions and contractual terms, it may be difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy. These uncertainties may affect our judgment on the relevance of legal requirements and our ability to enforce our contractual rights or tort claims. In addition, the regulatory uncertainties may be exploited through unmerited or frivolous legal actions or threats in attempts to extract payments or benefits from us.

Furthermore, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all and may have retroactive effect. As a result, we may not be aware of our violation of any of these policies and rules until sometime after the violation. In addition, any administrative and court proceedings in China may be protracted, resulting in substantial costs and diversion of resources and management attention.

From time to time, our post-combination entity may have to resort to administrative and court proceedings to enforce our legal rights. However, since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection our post-combination entity enjoys than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies and internal rules (some of which are not published in a timely manner or at all) that may have retroactive effect. As a result, we and our post-combination entity may not be aware of our violation of these policies and rules until sometime after the violation. Such uncertainties, including uncertainty over the scope and effect of our contractual, property (including intellectual property) and procedural rights, and any failure to respond to changes in the regulatory environment in China could materially and adversely affect our business and impede our post-combination entity’s ability to continue its operations.

Changes in the policies, regulations, rules, and the enforcement of laws of the PRC government may be quick with little advance notice and could have a significant impact upon our ability to operate profitably in the PRC.

Our post-combination entity may conduct most of our operations and most of our revenue is generated in the PRC. Accordingly, economic, political and legal developments in the PRC will significantly affect our post-combination entity’s business, financial condition, results of operations and prospects. Policies, regulations, rules, and the enforcement of laws of the PRC government can have significant effects on economic conditions in the PRC and the ability of businesses to operate profitably. Our post-combination entity’s ability to operate profitably in the PRC may be adversely affected by changes in policies by the PRC government, including changes in laws, regulations or their interpretation, particularly those dealing with the Internet, including censorship and other restriction on material which can be transmitted over the Internet, security, intellectual property, money laundering, taxation and other laws that affect our post-combination entity’s ability to operate its business.

The PRC government may intervene or influence the China-based Target’s business operations at any time or may exert more control over offerings conducted overseas and/or foreign investment in China based issuers, which could result in a material change in the China-based Target’s business operations post Business Combination and/or the value of our securities. Additionally, the governmental and regulatory interference could significantly limit or completely hinder our ability to offer or continue to offer securities to investors post Business Combination and cause the value of such securities to significantly decline or be worthless.

Statements by the PRC government in 2021 have indicated an intent to exert more oversight and control over offerings that are conducted overseas and/or foreign investments in China-based issuers. The PRC has proposed new rules in 2021 that would require companies collecting or holding large amounts of data to undergo a cybersecurity review prior to listing in foreign countries, a move that would significantly tighten oversight over China based internet giants. On November 14, 2021, the CAC has publicly solicited opinion on the Regulation on Network Data Security Management (Consultation Draft), which stipulates that data processor that undertakes data processing activities using Internet networks within China shall apply for the cybersecurity review if it conducts data processing activities that will or may have an impact on the national security. The review is mandatory if the data processor controls more than 1 million users’ personal information and intends to be listed in a foreign country, or if the data processor that will or may impact the national security seeks to be listed in Hong Kong. As of the date of this proxy statement, the Draft Regulation on Network Data Security Management has not been formally adopted. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

We currently do not have any PRC subsidiaries or China operations, do not have any specific business combination under consideration and have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction. However, if the Target Amendment Proposal is approved, we may pursue a Business Combination with a China-based Target. Therefore, it is uncertain whether such China-based Target will be involved in the collection of user data, implicate cybersecurity, or involve any other type of restricted industry. Based on our understanding of currently applicable PRC laws and regulations, our registered public offering in the U.S. is not subject to the review or prior approval of the CAC or the CSRC. Uncertainties still exist, however, due to the possibility that laws, regulations, or policies in the PRC could change rapidly in the future. Any future action by the PRC government expanding the categories of industries and companies whose foreign securities offerings are subject to review by the CSRC or the CAC could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and could cause the value of such securities to significantly decline or be worthless.

China Securities Regulatory Commission and other PRC government agencies may exert more oversight and control over offerings that are conducted overseas and foreign investment in China-based issuers. If we seek to enter into a Business Combination with a China-based Target, additional compliance procedures may be required in connection with future offerings of our securities and our business combination process, and, if required, we cannot predict whether we will be able to obtain such approval. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

On July 6, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly issued a document to crack down on illegal activities in the securities market and promote the high-quality development of the capital markets, which, among other things, requires the relevant governmental authorities to strengthen cross-border oversight of law-enforcement and judicial cooperation, to enhance supervision over China-based companies listed overseas, and to establish and improve the system of extraterritorial application of the PRC securities laws. Since this document is relatively new, uncertainties still exist in relation to how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our future business combination with a company with major operation in China.

Therefore, CSRC and other PRC government agencies may exert more oversight and control over offerings that are conducted overseas and foreign investment in China-based issuers. Additional compliance procedures may be required in connection with our listing on Nasdaq and our business combination process, and, if required, we cannot predict whether we will be able to obtain such approval. As a result, both you and us face uncertainty about future actions by the PRC government that could significantly affect our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

We believe that the approval of the China Securities Regulatory Commission is not required in connection with our listing on Nasdaq under relevant PRC regulations, however, if PRC governmental authorities revise the relevant PRC regulations, or take the view, now or in the future, that approval from them is required for an overseas offering by us.

We are a blank check company incorporated in Delaware rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we did not generate any revenue or profit nor have any asset in China or from any operation in China as documented in our audited consolidated financial statements for the fiscal year ended March 31, 2025. As a result, we believe that we do not meet the criteria (a) of a domestic company in the PRC as set forth in New Administrative Rules Regarding Overseas Listings and accordingly are not required to file with the CSRC for the IPO and listing on Nasdaq. In addition, as we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the CAC, nor subject to Confidentiality and Archives Administration Provisions for the offering.

Notwithstanding the above, since the New Administrative Rules Regarding Overseas Listings and the Confidentiality and Archives Administration Provisions are newly promulgated, and the interpretation and implementation thereof involves uncertainties. If it is determined in the future that the approval of the CSRC, the CAC or any other regulatory authority is required for the IPO and listing on Nasdaq we may face sanctions by the CSRC, the CAC or other PRC regulatory agencies, or these regulatory agencies may take other actions that could have a material adverse effect on our business as well as the trading price of our securities. In addition, if the CSRC, the CAC or other regulatory PRC agencies later promulgate new rules requiring that we obtain their approvals for the offering, we may be unable to obtain a waiver of such approval requirements, if and when procedures are established to obtain such a waiver. These governmental authorities may delay a potential Business Combination, impose fines and penalties, limit our operations in China, or take other actions that could result in our inability to consummate a Business Combination with a China-based Target, or materially adversely affect our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities or the continued listing on a U.S. exchange. Any changes in PRC law, regulations, or interpretations may severely affect our operations and searching for a target to consummate a Business Combination. The use of the term “operate” and “operations” includes the process of searching for a target business and conducting related activities. To that extent, we may not be able to conduct the process of searching of a potential target company in China.

If we decide to consummate our Business Combination with a China-based Target through its subsidiaries and VIEs, as applicable, we might be subject to relevant requirements to obtain applicable licenses from PRC governmental authorities under relevant PRC laws and regulations.

In the event we successfully consummated Business Combination with a China-based Target, we will be subject to restrictions on dividend payments following consummation of our Business Combination.

After we consummate our Business Combination, we may rely on dividends and other distributions from our operating company to provide us with cash flow and to meet our other obligations. Current regulations in China would permit our operating company in China to pay dividends to us only out of its accumulated distributable profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, the post-combination entity’s operating company in China will be required to set aside at least 10% (up to an aggregate amount equal to half of its registered capital) of its accumulated profits each year. Such cash reserve may not be distributed as cash dividends. In addition, if the post-combination entity’s operating company in China incurs debt on its own behalf in the future, the instruments governing the debt may restrict its ability to pay dividends or make other payments to us.

If we make equity compensation grants to persons who are PRC citizens, they may be required to register with the SAFE. We may also face regulatory uncertainties that could restrict our ability to adopt equity compensation plans for our directors and employees and other parties under PRC laws.

On April 6, 2007, SAFE issued the “Operating Procedures for Administration of Domestic Individuals Participating in the Employee Stock Ownership Plan or Stock Option Plan of An Overseas Listed Company, also known as “Circular 78.” It is not clear whether Circular 78 covers all forms of equity compensation plans or only those which provide for the granting of shares options. For any plans which are so covered and are adopted by a non-PRC listed company, such as our company, after April 6, 2007, Circular 78 requires all participants who are PRC citizens to register with and obtain approvals from SAFE prior to their participation in the plan. In addition, Circular 78 also requires PRC citizens to register with SAFE and make the necessary applications and filings if they participated in an overseas listed company’s covered equity compensation plan prior to April 6, 2007. We believe that the registration and approval requirements contemplated in Circular 78 will be burdensome and time consuming.

Upon consummation of Business Combination with a China-based Target, we may adopt an equity incentive plan and make shares option grants under the plan to our officers, directors and employees, whom may be PRC citizens and be required to register with SAFE. If it is determined that any of our equity compensation plans are subject to Circular 78, failure to comply with such provisions may subject us and participants of our equity incentive plan who are PRC citizens to fines and legal sanctions and prevent us from being able to grant equity compensation to our PRC employees. In that case, our ability to compensate our employees and directors through equity compensation would be hindered and our business operations may be adversely affected.

Enhanced scrutiny over acquisition transactions by the PRC tax authorities may have a negative impact on potential acquisitions we may pursue in the future.

The PRC tax authorities have enhanced their scrutiny over the direct or indirect transfer of certain taxable assets, including, in particular, equity interests in a PRC resident enterprise, by a non-resident enterprise by promulgating and implementing SAT Circular 59 and Circular 698, which became effective in January 2008, and a Circular 7 in replacement of some of the existing rules in Circular 698, which became effective in February 2015.

Under Circular 698, where a non-resident enterprise conducts an “indirect transfer” by transferring the equity interests of a PRC “resident enterprise” indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise, being the transferor, may be subject to PRC corporate income tax, if the indirect transfer is considered to be an abusive use of company structure without reasonable commercial purposes. As a result, gains derived from such indirect transfer may be subject to PRC tax at a rate of up to 10%. Circular 698 also provides that, where a non-PRC resident enterprise transfers its equity interests in a PRC resident enterprise to its related parties at a price lower than the fair market value, the relevant tax authority has the power to make a reasonable adjustment to the taxable income of the transaction.

In February 2015, the SAT issued Circular 7 to replace the rules relating to indirect transfers in Circular 698. Circular 7 has introduced a new tax regime that is significantly different from that under Circular 698. Circular 7 extends its tax jurisdiction to not only indirect transfers set forth under Circular 698 but also transactions involving transfer of other taxable assets, through the offshore transfer of a foreign intermediate holding company. In addition, Circular 7 provides clearer criteria than Circular 698 on how to assess reasonable commercial purposes and has introduced safe harbors for internal group restructurings and the purchase and sale of equity through a public securities market. Circular 7 also brings challenges to both the foreign transferor and transferee (or other person who is obligated to pay for the transfer) of the taxable assets. Where a non-resident enterprise conducts an “indirect transfer” by transferring the taxable assets indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise being the transferor, or the transferee, or the PRC entity which directly owned the taxable assets may report to the relevant tax authority such indirect transfer. Using a “substance over form” principle, the PRC tax authority may disregard the existence of the overseas holding company if it lacks a reasonable commercial purpose and was established for the purpose of reducing, avoiding or deferring PRC tax. As a result, gains derived from such indirect transfer may be subject to PRC corporate income tax, and the transferee or other person who is obligated to pay for the transfer is obligated to withhold the applicable taxes, currently at a rate of 10% for the transfer of equity interests in a PRC resident enterprise.

We face uncertainties on the reporting and consequences on future private equity financing transactions, share exchange or other transactions involving the transfer of shares in our company by investors that are non-PRC resident enterprises. The PRC tax authorities may pursue such non-resident enterprises with respect to a filing or the transferees with respect to withholding obligation, and request our PRC subsidiaries to assist in the filing. As a result, we and non-resident enterprises in such transactions may become at risk of being subject to filing obligations or being taxed, under Circular 59 or Circular 698 and Circular 7, and may be required to expend valuable resources to comply with Circular 59, Circular 698 and Circular 7 or to establish that we and our non-resident enterprises should not be taxed under these circulars, which may have a material adverse effect on our financial condition and results of operations.

The PRC tax authorities have the discretion under SAT Circular 59, Circular 698 and Circular 7 to make adjustments to the taxable capital gains based on the difference between the fair value of the taxable assets transferred and the cost of investment. If we are considered a non-resident enterprise under the PRC corporate income tax law and if the PRC tax authorities make adjustments to the taxable income of the transactions under SAT Circular 59 or Circular 698 and Circular 7, our income tax costs associated with such potential acquisitions will be increased, which may have an adverse effect on our financial condition and results of operations.

China’s economic, political and social conditions, as well as changes in any government policies, laws and regulations, could have a material adverse effect on our business or Business Combination.

If we effect our Business Combination with a China-based Target, a substantial portion of our operations may be conducted in China, and a significant portion of our net revenues may be derived from customers where the contracting entity is located in China. Accordingly, our business, financial condition, results of operations, prospects and any potential business combination and certain transactions we may undertake may be subject, to a significant extent, to economic, political and legal developments in China. For example, as a result of recent proposed changes in the cybersecurity regulations in China that would require certain Chinese technology firms to undergo a cybersecurity review before being allowed to list on foreign exchanges, this may have the effect of further narrowing the list of potential businesses in China’s consumer, technology and mobility sectors that we intend to focus on for our Business Combination or the ability of the combined entity to list in the United States.

China’s economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth in the past two to three decades, growth has been uneven, both geographically and among various sectors of the economy. Demand for target services and products depends, in large part, on economic conditions in China. Any slowdown in China’s economic growth may cause our potential customers to delay or cancel their plans to purchase our services and products, which in turn could reduce our net revenues.

Although China’s economy has been transitioning from a planned economy to a more market oriented economy since the late 1970s, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth through allocating resources, controlling the incurrence and payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Changes in any of these policies, laws and regulations could adversely affect the economy in China and could have a material adverse effect on our business.

The PRC government has implemented various measures to encourage foreign investment and sustainable economic growth and to guide the allocation of financial and other resources. However, we cannot assure you that the PRC government will not repeal or alter these measures or introduce new measures that will have a negative effect on us. China’s social and political conditions may change and become unstable. Any sudden changes to China’s political system or the occurrence of widespread social unrest could have a material adverse effect on our business and results of operations.

Governmental control of currency conversion may affect the value of your investment.

If we complete a Business Combination with a China-based Target, the PRC government may impose controls on the conversion of RMB into foreign currencies and the remittance of currencies out of the PRC. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our post-combination entity’s profits, if any. If subsidiaries of our post-combination organization in the PRC incur debt on their own in the future, the instruments governing the debt may restrict their ability to pay dividends or make other payments. Under the VIE structure, current PRC regulations permit a VIE to pay dividends to its holding company only out of its accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations.

Furthermore, if we complete a Business Combination with a China-based Target via VIE Agreements and we are unable to receive all of the revenues from our operations through the current VIE Agreements, we may be unable to pay dividends on our common stock. Cash dividends, if any, on our common stock will be paid in U.S. dollars. If we are considered a PRC tax resident enterprise for tax purposes after the Business Combination, any dividends we pay to our overseas stockholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at a rate of up to 10.0%. In order for us to pay dividends to our stockholders, we will rely on payments made from our post-combination subsidiaries, either directly controlled by us or indirectly controlled by us via VIE Agreements. Under the VIE structure, a holding company will highly rely on the VIE Agreements between it and the VIE to distribute earnings and settle amounts owed under the VIE agreements, while we cannot guarantee the PRC governments will allow such arrangement.

We and our Business Combination may be subject to a variety of PRC laws and other obligations regarding cybersecurity and data protection and we may have to spend additional resources and incur additional time delays to complete any such Business Combination or be prevented from pursuing certain investment opportunities.

We and our Business Combination, if with a China-based Target, may be subject to PRC laws relating to the collection, use, sharing, retention, security, and transfer of confidential and private information, such as personal information and other data. These laws continue to develop, and the PRC government may adopt other rules and restrictions in the future. Non-compliance could result in penalties or other significant legal liabilities.

For instance, various regulatory bodies in China, including CAC, the Ministry of Public Security and the State Administration for Market Regulation, have enforced data privacy and protection laws and regulations with varying and evolving standards and interpretations. In April 2020, the PRC government promulgated Cybersecurity Review Measures, which came into effect on June 1, 2020. Pursuant to the Cybersecurity Review Measures, operators of critical information infrastructure must pass a cybersecurity review when purchasing network products and services which do or may affect national security. On November 14, 2021, the CAC has publicly solicited opinion on the Regulation on Network Data Security Management (Consultation Draft), which stipulates that data processor that undertakes data processing activities using Internet networks within China shall apply for the cybersecurity review if it conducts data processing activities that will or may have an impact on the national security. The review is mandatory if the data processor controls more than 1 million users’ personal information and intends to be listed in a foreign country, or if the data processor that will or may impact the national security seeks to be listed in Hong Kong. As of the date of this proxy statement, the Draft Regulation on Network Data Security Management has not been formally adopted. On December 28, 2021, the CAC, jointly with 12 departments under the State Council, promulgated the Measures for Cybersecurity Review, which became effective on February 15, 2022. According to the Measures for Cybersecurity Review, operators of critical information infrastructure purchasing network products and services, and data processors carrying out data processing activities that affect or may affect national security, shall conduct cyber security review. An operator, including operators of critical information infrastructure and data processors, who controls more than 1 million users’ personal information must report to the Cyber Security Review Office for a cybersecurity review if it intends to be listed in a foreign country.

Certain internet platforms in China have been reportedly subject to heightened regulatory scrutiny in relation to cybersecurity matters. As of the date of this proxy statement, we have not been informed by any PRC governmental authority of any requirement that we file for a cybersecurity review. As a result, it will not affect our process of searching for a business combination target until further certainty in the interpretation and enforcement of relevant PRC cybersecurity laws and regulations. However, if we or the post-combination entity following a Business Combination are deemed to be a critical information infrastructure operator or a company that is engaged in data processing and holds personal information of more than one million users, we could be subject to PRC cybersecurity review.

As there remains significant uncertainty in the interpretation and enforcement of relevant PRC cybersecurity laws and regulations, we or the post-combination entity could be subject to cybersecurity review, and if so, it is uncertain whether we can or how long it will take us to obtain such approval or complete such procedures and any such approval could be rescinded and we may not be able to pass such review in relation to our listing on Nasdaq, searching for a Business Combination target, or a Business Combination. In addition, we could become subject to enhanced cybersecurity review or investigations launched by PRC regulators in the future. Any failure or delay in the completion of the cybersecurity review procedures or any other non-compliance with the related laws and regulations may result in fines or other penalties, including suspension of business, website closure, and revocation of prerequisite licenses, as well as reputational damage or legal proceedings or actions, which may have material adverse effect on our business, financial condition or results of operations.

On June 10, 2021, the Standing Committee of the PRC National People’s Congress, or SCNPC, promulgated the PRC Data Security Law, which took effect in September 2021. The PRC Data Security Law imposes data security and privacy obligations on entities and individuals carrying out data activities, and introduces a data classification and hierarchical protection system based on the importance of data in economic and social development, and the degree of harm it will cause to national security, public interests, or legitimate rights and interests of individuals or organizations when such data is tampered with, destroyed, leaked, illegally acquired or used. The PRC Data Security Law also provides for a national security review procedure for data activities that may affect national security and imposes export restrictions on certain data and information. On August 20, 2021, the SCNPC adopted the Personal Information Protection Law, which came into force as of November 1, 2021. The Personal Information Protection Law includes the basic rules for personal information processing, the rules for cross-border provision of personal information, the rights of individuals in personal information processing activities, the obligations of personal information processors, and the legal responsibilities for illegal collection, processing, and use of personal information.

These rules could result in us not being able to acquire a potential target in the PRC, or our using time and working capital to pursue a transaction that cannot be completed because of the actions of regulators. As uncertainties remain regarding the interpretation and implementation of these laws and regulations, we cannot assure you that we or the combined company following a Business Combination will comply with such regulations in all respects and we or the combined company following a Business Combination may be ordered to rectify or terminate any actions that are deemed illegal by regulatory authorities. We or the combined company following a Business Combination may also become subject to fines and/or other sanctions which may have material adverse effect on our business, operations and financial condition.

If we become directly subject to the recent scrutiny, criticism and negative publicity involving U.S.-listed Chinese companies, we may have to expend significant resources to investigate and resolve the matter which could harm our business operations, process of searching for a target to consummate a Business Combination and our reputation and could result in a loss of your investment in our securities, especially if such matter cannot be addressed and resolved favorably.

Recently, U.S. public companies that have substantially all of their operations in China, have been subject to intense scrutiny, criticism and negative publicity by investors, financial commentators and regulatory agencies, such as the SEC. Much of the scrutiny, criticism and negative publicity has centered around financial and accounting irregularities, a lack of effective internal controls over financial accounting, inadequate corporate governance policies or a lack of adherence thereto and, in many cases, allegations of fraud. As a result of the scrutiny, criticism and negative publicity, the publicly traded stock of many U.S. listed Chinese companies has sharply decreased in value and, in some cases, has become virtually worthless. Many of these companies are now subject to stockholder lawsuits and SEC enforcement actions and are conducting internal and external investigations into the allegations. It is not clear what effect this sector-wide scrutiny, criticism and negative publicity will have on us if we target a PRC company with respect to the Business Combination. If we become the subject of any unfavorable allegations, whether such allegations are proven to be true or untrue, we will have to expend significant resources to investigate such allegations and/or defend the company. This situation may be a major distraction to our management. If such allegations are not proven to be groundless, we will be severely hampered and your investment in our securities could be rendered worthless.

The approval of the CSRC is not required in connection with our listing on Nasdaq, and, if required, we cannot predict whether we will be able to obtain such approval.

Regulations on Mergers and Acquisitions of Domestic Companies by Foreign Investors, or the M&A Rules, adopted by six PRC regulatory agencies requires an overseas special purpose vehicle formed for listing purposes through acquisitions of PRC domestic companies and controlled by PRC companies or individuals to obtain the approval of the CSRC, prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange.

We believe the CSRC’s approval is not required for the listing and trading of our securities on Nasdaq in the context of the IPO, given that we are a Cayman Islands exempted company incorporated as a blank check company for the purpose of effecting our Business Combination or our business combination.

However, we cannot assure you that relevant PRC government agencies, including the CSRC, would reach the same conclusion as we do. If it is determined that CSRC approval is required for our listing on Nasdaq, we may face sanctions by the CSRC or other PRC regulatory agencies for failure to seek CSRC approval for our listing on Nasdaq. These sanctions may include fines and penalties on our operations in the PRC, limitations on our operating privileges in the PRC, delays in or restrictions on the repatriation of the proceeds from the IPO into the PRC, restrictions on or prohibition of the payments or remittance of dividends by our PRC subsidiary, or other actions that could have a material and adverse effect on our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our securities. Furthermore, the CSRC or other PRC regulatory agencies may also take actions requiring us, or making it advisable for us, to halt our listing on Nasdaq. Consequently, if you engage in market trading or other activities in anticipation of and prior to the settlement and delivery of the securities we are offering, you would be doing so at the risk that the settlement and delivery may not occur.

Trading in our securities may be prohibited under the Holding Foreign Companies Accountable Act if the PCAOB determines that it cannot inspect or fully investigate our auditor. In that case, Nasdaq would delist our securities. The delisting of our securities, or the threat of their being delisted, may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct inspections may deprive our investors with the benefits of such inspections.

On December 15, 2022, the PCAOB determined that it has secured complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its December 2021 determinations to the contrary. To ensure ongoing access for inspections and investigations, the PCAOB will determine annually whether it can inspect and investigate completely audit firms in mainland China and Hong Kong. Notwithstanding, the PCAOB has also identified numerous deficiencies at audit firms in mainland China and Hong Kong, as has been the case in other jurisdictions in the first year of PCAOB inspection. The PCAOB intends to release inspection reports in the first half of next year detailing findings from their inspections of these audit firms.

The auditor and its audit work in the PRC may not be inspected fully by the PCAOB. Inspections of other auditors conducted by the PCAOB outside China have at times identified deficiencies in those auditors’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. The lack of PCAOB inspections of audit work undertaken in China prevents the PCAOB from regularly evaluating the PRC auditor’s audits and its quality control procedures.

Further, future developments in U.S. laws may restrict our ability or willingness to complete certain business combinations with companies. For instance, the recently enacted Holding Foreign Companies Accountable Act (the “HFCA Act”) would restrict our ability to consummate a Business Combination with a target business unless that business met certain standards of the PCAOB and would require delisting of a company from U.S. national securities exchanges if the PCAOB is unable to inspect its public accounting firm for two consecutive years. The HFCA Act also requires public companies to disclose, among other things, whether they are owned or controlled by a foreign government, specifically, those based in China. Furthermore, the documentation we may be required to submit to the SEC proving certain beneficial ownership requirements and establishing that we are not owned or controlled by a foreign government in the event that we use a foreign public accounting firm not subject to inspection by the PCAOB or where the PCAOB is unable to completely inspect or investigate our accounting practices or financial statements because of a position taken by an authority in the foreign jurisdiction could be onerous and time consuming to prepare.

Furthermore, on June 22, 2021, the AHFCAA, which, if signed into law, would amend the HFCA Act and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years. On December 29, 2022, the President signed the Consolidated Appropriations Act, 2023, which, among other things, amended the HFCAA to reduce the number of consecutive years an issuer can be identified as a Commission-Identified Issuer before the Commission must impose an initial trading prohibition on the issuer’s securities from three years to two years. Therefore, once an issuer is identified as a Commission-Identified Issuer for two consecutive years, the Commission is required under the HCFAA to prohibit the trading of the issuer’s securities on a national securities exchange and in the over-the-counter market.

On November 5, 2021, the SEC approved the PCAOB’s Rule 6100, Board Determinations Under the Holding Foreign Companies Accountable Act. Rule 6100 provides a framework for the PCAOB to use when determining, as contemplated under the HFCA Act, whether it is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction.

Pursuant to the HFCA Act, the PCAOB issued a Determination Report on December 16, 2021 which found that the PCAOB is unable to inspect or investigate completely registered public accounting firms headquartered in (1) mainland China of the PRC because of a position taken by one or more authorities in mainland China and (2) Hong Kong, a Special Administrative Region and dependency of the PRC, because of a position taken by one or more authorities in Hong Kong. In addition, the PCAOB’s report identified the specific registered public accounting firms which are subject to these determinations. Our auditor, MarcumAsia LLP, is a United States accounting firm based in _______________ and is subject to regular inspection by the PCAOB. MarcumAsia LLP is not headquartered in mainland China or Hong Kong and was not identified in the Determination Report as a firm subject to the PCAOB’s determinations. As a special purpose acquisition company, our current business activities only involve searching for targets and consummation of a Business Combination. MarcumAsia LLP has access to our books and records which are currently and will be maintained by our bookkeeper residing in U.S.

Notwithstanding the foregoing, in the event that we decide to consummate our Business Combination with a China-based Target, if there is any regulatory change which prohibits the independent accountants from providing audit documentations located in mainland China or Hong Kong to the PCAOB for inspection or investigation or the PCAOB expands the scope of the Determination Report so that the target company or the combined company is subject to the HFCA Act, as the same may be amended, you may be deprived of the benefits of such inspection which could result in limitation or restriction to our access to the U.S. capital markets and trading of our securities on a national securities exchange or in the over-the-counter trading market in the U.S. may be prohibited, under the HFCA Act. If our securities are delisted and prohibited from being traded on a national securities exchange or in the over the counter trading market in the U.S. due to the PCAOB not being able to conduct inspections or full investigations of our auditor, it would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects.

The SEC has adopted final rules to implement the HFCA Act and may propose additional rules or guidance that could impact us if our auditor is not subject to PCAOB inspection. For example, on August 6, 2020, the President’s Working Group on Financial Markets, or the PWG, issued the Report on Protecting United States Investors from Significant Risks from Chinese Companies to the then President of the United States. This report recommended the SEC implement five recommendations to address companies from jurisdictions that do not provide the PCAOB with sufficient access to fulfill its statutory mandate. Some of the concepts of these recommendations were implemented with the enactment of the HFCA Act. However, some of the recommendations were more stringent than the HFCA Act. For example, if a company was not subject to PCAOB inspection, the report recommended that the transition period before a company would be delisted would end on January 1, 2022.

The SEC’s final rules to implement the HFCA Act require the SEC to identify registrants having filed an annual report with an audit report issued by a registered public accounting firm that is located in a foreign jurisdiction that the PCAOB is unable to inspect or investigate and require such issuers to submit documentation that, if true, it is not owned or controlled by a governmental entity in the public accounting firm’s foreign jurisdiction. The amendments also require foreign issuers to provide certain additional disclosures in its annual report for itself and any of its consolidated foreign operating entities and provides notice regarding the procedures the SEC has established to identify issuers and to impose trading prohibitions on the securities of such issuers as required by the HFCA Act. The SEC has also announced amendments to various annual report forms to accommodate the certification and disclosure requirements of the HFCA Act. There could be additional regulatory or legislative requirements or guidance that could impact us if our auditor is not subject to PCAOB inspection. The implications of these possible regulations in addition to the requirements of the HFCA Act are uncertain, and such uncertainty could cause the market price of our securities to be materially and adversely affected. If, for whatever reason, the PCAOB is unable to conduct inspections or full investigations of our auditor, the Company could be delisted or prohibited from being traded over the counter earlier than would be required by the HFCA Act. If our securities are unable to be listed on another securities exchange by then, such delisting and prohibition would substantially impair your ability to sell or purchase our securities when you wish to do so, and the risk and uncertainty associated with potential delisting and prohibition would have a negative impact on the price of our securities. Also, such delisting and prohibition could significantly affect the Company’s ability to raise capital on acceptable terms, or at all, which would have a material adverse effect on the Company’s business, financial condition and prospects.

Inspections of audit firms that the PCAOB has conducted have identified deficiencies in those firms’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. If the PCAOB were unable to conduct inspections or full investigations of the Company’s auditor, investors in our securities would be deprived of the benefits of such PCAOB inspections. In addition, the inability of the PCAOB to conduct inspections or full investigations of auditors would may make it more difficult to evaluate the effectiveness of the Company’s independent registered public accounting firm’s audit procedures or quality control procedures as compared to auditors that are subject to the PCAOB inspections, which could cause investors and potential investors in our stock to lose confidence in the audit procedures of our auditor and reported financial information and the quality of our financial statements.

Additionally, other developments in U.S. laws and regulatory environment, including but not limited to executive orders such as Executive Order (E.O.) 13959, “Addressing the Threat from Securities Investments That Finance Communist Chinese Military Companies,” may further restrict our ability to complete a Business Combination with certain China-based businesses.

The Chinese government may exert substantial interventions and influences on our combined company’s operations at any time. Any new policies, regulations, rules, actions or laws by the PRC government may subject our combined company to material changes in operations, may cause the value of our securities significantly decline or be worthless, and may completely hinder our ability to offer or continue securities to investors.

Though we currently do not have any PRC subsidiary or China operations and a majority of our management are located outside China, we may pursue a Business Combination with a company doing business in China (excluding any target company whose financial statements are audited by an accounting firm that PCAOB is unable to inspect for two consecutive years beginning in 2021 and any target company that consolidates financial results of PRC operating entities through a VIE structure in the PRC instead of direct holdings). Notwithstanding the foregoing, the Chinese government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our combined company’s ability to operate in China may be harmed by changes in its laws and regulations, including those relating to securities, taxation, environmental regulations, land use rights, property and other matters. The central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations. Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties.

For example, the Chinese cybersecurity regulator announced on July 2, 2021, that it had begun an investigation of Didi Global Inc. (NYSE: DIDI) and two days later ordered that the company’s app be removed from smartphone app stores. On July 24, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly released the Guidelines for Further Easing the Burden of Excessive Homework and Off-campus Tutoring for Students at the Stage of Compulsory Education, pursuant to which foreign investment in such firms via mergers and acquisitions, franchise development, and variable interest entities are banned from this sector.

As such, our combined company’s business segments may be subject to various government and regulatory interference in the provinces in which they operate at any time. The combined company could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. Our combined company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. If the PRC government initiates an investigation into us at any time alleging us violation of cybersecurity laws, anti-monopoly laws, and securities offering rules in China in connection future business combination, we may have to spend additional resources and incur additional time delays to comply with the applicable rules, and our business operations will be affected materially and any such action could cause the value of our securities to significantly decline or be worthless.

As the date of this proxy statement, there are no PRC laws and regulations (including the China Securities Regulatory Commission, or the CSRC, Cyberspace Administration of China, or the CAC, or any other government entity) in force explicitly requiring that we obtain permission from PRC authorities for Business Combination with an entity headquartered in China or with its principal business operation in China, or to issue securities to foreign investors, and we have not received any inquiry, notice, warning, sanction or any regulatory objection from any relevant PRC authorities. However, it is uncertain when and whether our combined company will be required to obtain permission from the PRC government to list on U.S. stock exchanges in the future, and even when such permission is obtained, whether it will be denied or rescinded. Any new policies, regulations, rules, actions or laws by the PRC government may subject us or our combined company to material changes in operations, may cause the value of our securities significantly decline or be worthless, and may completely hinder our ability to offer or continue securities to investors.

Other PRC governmental authorities may take the view now or in the future that an approval from them is required for an overseas offering by a company affiliated with Chinese businesses or persons or a Business Combination with a target business based in and primarily operating in China.

The M&A Rules, adopted by six PRC regulatory agencies in 2006, and amended in 2009, require an offshore special purpose vehicle formed for the purpose of an overseas listing of securities in a PRC company to obtain the approval of the China Securities Regulatory Commission (the “CSRC”) prior to the listing and trading of such special purpose vehicle’s securities on an overseas stock exchange. The scope of the M&A Rules covers two types of transactions: (a) equity deals where the acquisition by a foreign investor, i.e., the offshore special purpose vehicle, of equity in a “PRC domestic company,” and (b) asset deals where the acquisition by an offshore special purpose vehicle of the assets of a “PRC domestic company.” Neither the equity deals or the asset deals will be involved in our Business Combination process with a China-based target for the reason that the offshore special purpose vehicle of such China-based target directly holds shares through the wholly foreign owned enterprise(s) or WFOE, which are established by means of direct investment rather than by equity deals or asset deals under the M&A Rules. To date, the CSRC has not issued any definitive rules or interpretations concerning whether offerings such as the indirect listing of a China-based entity as part of the business combination are subject to the CSRC approval procedures under the M&A Rules. As a result, based on our management’s understanding of the current PRC laws, rules, regulations and the local market practices, the CSRC’s approval under the M&A Rules will not be required in the context of our Business Combination with a China-based target. However, substantial uncertainty remains regarding the scope and applicability of the M&A Rules to offshore special purpose vehicles and the above analysis are subject to any new laws, rules and regulations or detailed implementation and interpretations in any form relating to the M&A Rules. We cannot assure you that relevant PRC governmental agencies, including the CSRC, would reach the same conclusion as we do. It is possible that we may need to obtain approvals or permissions from CSRC in order for us to complete a Business Combination with a China-based target pursuant to the M&A Rules. If we are required to obtain such approvals, we cannot assure we will be able to receive them in a timely manner, or at all.

Moreover, except for emphasizing the need to strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings by Chinese companies, the Opinions, which was made available to the public on July 6, 2021, also provides that the State Council will revise provisions regarding the overseas issuance and listing of shares by companies limited by shares and will clarify the duties of domestic regulatory authorities.

On February 17, 2023, the CSRC issued the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies (the “Trial Administrative Measures”) and relevant supporting guidelines (collectively, the “New Administrative Rules Regarding Overseas Listings”), which came into effect since March 31, 2023. According to the New Administrative Rules Regarding Overseas Listings, among other things, a domestic company in the PRC that seeks to offer and list securities in overseas markets shall fulfill the filing procedure with the CSRC as per requirement of the Trial Administrative Measures. On February 24, 2023, the CSRC promulgated the Provisions on Strengthening Confidentiality and Archives Administration of Overseas Securities Offering and Listing by Domestic Companies (the “Confidentiality and Archives Administration Provisions”), which also became effective on March 31, 2023. The Confidentiality and Archives Administration Provisions set out rules, requirements and procedures relating to provision of documents, materials and accounting archives for securities companies, securities service providers, overseas regulators and other entities and individuals in connection with overseas offering and listing, including without limitation to, domestic companies that carry out overseas offering and listing (either in direct or indirect means) and the securities companies and securities service providers (either incorporated domestically or overseas) that undertake relevant businesses shall not leak any state secret and working secret of government agencies, or harm national security and public interest, and a domestic company shall first obtain approval from competent authorities according to law, and file with the secrecy administrative department at the same level, if it plans to, either directly or through its overseas listed entity, publicly disclose or provide any documents and materials that contain state secrets or working secrets of government agencies. Since the New Administrative Rules Regarding Overseas Listings and the Confidentiality and Archives Administration Provisions are newly promulgated, and the interpretation and implementation thereof involves uncertainties, we cannot assure that we will be able to complete the relevant filings in a timely manner or fulfil all the regulatory requirements thereunder if we acquire a China-based Target, and it is highly uncertain how new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to acquire or merge with a company with major operations in China, and post-combined company’s ability to conduct its business, accept foreign investments or list on an U.S. exchange or other foreign exchange.

On December 27, 2021, the NDRC and the MOFCOM promulgated Special Administrative Measures (Negative List) for the Access of Foreign Investment (2021 Version), effective as of January 1, 2022 (the “Negative List”). Compared to the previous version, there are no specific industries added to the list but it for the first time declares China’s jurisdiction over (and detailed regulatory requirements on) overseas listings made by Chinese businesses in the so-called “Prohibited Industries.” According to Article 6 of the Negative List, domestic enterprises engaging in businesses in which foreign investment is prohibited shall obtain approval from the relevant authorities before offering and listing their shares on an overseas stock exchange. In addition, certain foreign investors shall not be involved in the operation or management of the relevant enterprise, and shareholding percentage restrictions under relevant domestic securities investment management regulations shall apply to such foreign investors. The intended scope of such jurisdiction was further clarified by NDRC officials on a press conference held on January 18, 2022.

In the event that we were to determine to engage in a Business Combination with a China-based or operating business we would be subject to restrictions on the use of our cash obtained from our Business Combination with a China-based or operating business as describe under “PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent us from using the proceeds it receives from offshore financing activities to make loans to or make additional capital contributions to any PRC subsidiaries, which could materially and adversely affect our liquidity and its ability to fund and expand business”. However, as discussed elsewhere in this proxy statement, we do not believe we are currently subject to PRC law or regulation, including those PRC laws and regulation which affect our cash flow, including our ability to effect the redemption rights of our stockholders in connection with a Business Combination. We note that the funds held in trust to effect any such redemption are held outside of China and, in any event, we are not aware of any PRC law or regulation that would prevent us from making redemption payments to our stockholders.

Our company is a blank check company incorporated under the Cayman Islands laws. We currently do not hold any equity interest in any PRC company or operate any business in China. Therefore, we are not required to obtain any permission from any PRC governmental authorities to operate our business as currently conducted. If we decide to consummate our Business Combination with a target business based in and primarily operating in China, the combined company’s business operations in China through its subsidiaries, as applicable, are subject to relevant requirements to obtain applicable licenses from PRC governmental authorities under relevant PRC laws and regulations.

Uncertainties in the interpretation and enforcement of PRC laws and regulations and changes in policies, rules, and regulations in China, which may be quick with little advance notice, could limit the legal protection available to you and us.

The PRC legal system is based on written statutes. Unlike common law systems, it is a system in which legal cases have limited value as precedents. In the late 1970s, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general. The legislation over the past three decades has significantly increased the protection afforded to various forms of foreign or private-sector investment in China. Any future PRC subsidiary and or affiliated VIEs is subject to various PRC laws and regulations generally applicable to companies in China. Since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, however, the interpretations of many laws, regulations, and rules are not always uniform and enforcement of these laws, regulations, and rules involve uncertainties.

From time to time, we may have to resort to administrative and court proceedings to enforce our legal rights. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, however, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy in the PRC legal system than in more developed legal systems. Furthermore, the PRC legal system is based in part on government policies, internal rules, and regulations that may have retroactive effect and may change quickly with little advance notice. As a result, we may not be aware of our violation of these policies and rules until sometime after the violation. Such uncertainties, including uncertainties over the scope and effect of our contractual, property (including intellectual property), and procedural rights, and any failure to respond to changes in the regulatory environment in China could materially and adversely affect our business and impede our ability to continue our operations.

You may experience difficulties in effecting service of legal process, enforcing foreign judgments, or bringing actions in China against us or our management based on foreign laws. It may also be difficult for you or overseas regulators to conduct investigations or collect evidence within China.

The recognition and enforcement of foreign judgments are provided for under the PRC Civil Procedures Law. PRC courts may recognize and enforce foreign judgments in accordance with the requirements of the PRC Civil Procedures Law based either on treaties between China and the country where the judgment is made or on principles of reciprocity between jurisdictions. China does not have any treaties or other forms of written arrangement with the U.S. that provide for the reciprocal recognition and enforcement of foreign judgments. In addition, according to the PRC Civil Procedures Law, the PRC courts will not enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates the basic principles of PRC laws or national sovereignty, security, or public interest. As a result, it is uncertain whether and on what basis a PRC court would enforce a judgment rendered by a court in the U.S.

It may also be difficult for you or overseas regulators to conduct investigations or collect evidence within China. For example, in China, there are significant legal and other obstacles to obtaining information needed for stockholder investigations or litigation outside China or otherwise with respect to foreign entities. Although the authorities in China may establish a regulatory cooperation mechanism with its counterparts of another country or region to monitor and oversee cross-border securities activities, such regulatory cooperation with the securities regulatory authorities in the U.S. may not be efficient in the absence of a practical cooperation mechanism. Furthermore, according to the Article 177 which became effective in March 2020, no overseas securities regulator is allowed to directly conduct investigations or evidence collection activities within the territory of the PRC. Article 177 further provides that Chinese entities and individuals are not allowed to provide documents or materials related to securities business activities to foreign agencies without prior consent from the securities regulatory authority of the PRC State Council and the competent departments of the PRC State Council. While detailed interpretation of or implementing rules under Article 177 have yet to be promulgated, the inability for an overseas securities regulator to directly conduct investigation or evidence collection activities within China may further increase difficulties faced by you in protecting your interests.

PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of currency conversion may delay or prevent us from using the proceeds it receives from offshore financing activities to make loans to or make additional capital contributions to any PRC subsidiaries, which could materially and adversely affect our liquidity and its ability to fund and expand business.

Following a Business Combination with one or more PRC based entities, any transfer of funds by us to any PRC subsidiaries, either as a stockholder loan or as an increase in registered capital, is subject to approval by or registration or filing with relevant governmental authorities in China. According to the relevant PRC regulations on foreign-invested enterprises in China, capital contributions to PRC subsidiaries are subject to the approval of or filing with the Ministry of Commerce in its local branches and registration with a local bank authorized by SAFE. In addition, (i) any foreign loan procured by PRC subsidiaries is required to be registered with SAFE or its local branches or filed with SAFE in its information system; and (ii) PRC subsidiaries may not procure loans which exceed the difference between their total investment amount and registered capital or, as an alternative, only procure loans subject to the calculation approach and limitation as provided in the People’s Bank of China Notice No. 9 (“PBOC Notice No. 9”). Any medium- or long-term loan to be provided by us or our affiliated entities, if any, to our PRC subsidiary must be registered with the National Development and Reform Commission and SAFE or its local branches. We may not be able to obtain these government approvals or complete such registrations on a timely basis, if at all, with respect to future capital contributions or foreign loans by us to our PRC subsidiaries. If we fail to receive such approvals or complete such registration or filing, our ability to capitalize on PRC operations may be negatively affected, which could adversely affect our liquidity and ability to fund and expand our businesses.

The Circular on Reforming the Administration of Foreign Exchange Settlement of Capital of Foreign-Invested Enterprises, or SAFE Circular 19, effective as of June 1, 2015, as amended by Circular of the State Administration of Foreign Exchange on Reforming and Regulating Policies on the Control over Foreign Exchange Settlement under the Capital Account, or SAFE Circular 16, effective on June 9, 2016, allows certain entities to settle their foreign exchange capital at their discretion, but continues to prohibit them from using the Renminbi fund converted from their foreign exchange capitals for expenditure beyond their business scopes, and also prohibit such PRC based entities from using such Renminbi fund to provide loans to persons other than affiliates unless otherwise permitted under its business scope. As a result, SAFE Circular 19 and SAFE Circular 16 may significantly limit our future ability to use Renminbi converted from the net proceeds from our offshore financing activities to fund the establishment of new entities in China by us or their subsidiaries, to invest in or acquire any other PRC companies through any future PRC subsidiaries in China, which may adversely affect our business, financial condition and results of operations.

China’s economic, political, and social conditions, as well as changes in any government policies, laws and regulations, could have a material adverse effect on our business or Business Combination.

If we effect our Business Combination with a China-based Target, a substantial portion of our operations may be conducted in China, and a significant portion of our net revenues may be derived from customers where the contracting entity is located in China. Accordingly, our business, financial condition, results of operations, prospects and any potential Business Combination and certain transactions we may undertake may be subject, to a significant extent, to economic, political and legal developments in China. For example, as a result of recent proposed changes in the cybersecurity regulations in China that would require certain Chinese technology firms to undergo a cybersecurity review before being allowed to list on foreign exchanges, this may have the effect of further narrowing the list of potential businesses in China’s consumer, technology and mobility sectors that we intend to focus on for our Business Combination or the ability of the combined entity to list in the United States.

China’s economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth in the past two to three decades, growth has been uneven, both geographically and among various sectors of the economy. Demand for target services and products depends, in large part, on economic conditions in China. Any slowdown in China’s economic growth may cause our potential customers to delay or cancel their plans to purchase our services and products, which in turn could reduce our net revenues.

Although China’s economy has been transitioning from a planned economy to a more market oriented economy since the late 1970s, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth through allocating resources, controlling the incurrence and payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Changes in any of these policies, laws and regulations could adversely affect the economy in China and could have a material adverse effect on our business.

The PRC government has implemented various measures to encourage foreign investment and sustainable economic growth and to guide the allocation of financial and other resources. However, we cannot assure you that the PRC government will not repeal or alter these measures or introduce new measures that will have a negative effect on us. China’s social and political conditions may change and become unstable. Any sudden changes to China’s political system or the occurrence of widespread social unrest could have a material adverse effect on our business and results of operations.

Uncertainties with respect to the PRC legal system could adversely affect us.

If we consummate a Business Combination with a China-based Target, it will be governed by PRC laws and regulations. PRC companies and VIEs are generally subject to laws and regulations applicable to foreign investments in China and, in particular, laws and regulations applicable to wholly foreign-owned enterprises. The PRC legal system is based on statutes. Prior court decisions may be cited for reference but have limited precedential value.

Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, because these laws and regulations are relatively new, and because of the limited volume of published decisions and their nonbinding nature, the interpretation and enforcement of these laws and regulations involve uncertainties. In addition, the PRC legal system is based in part on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, we may not be aware of our violation of these policies and rules until sometime after the violation. In addition, any

PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent us from using the proceeds of the IPO to make loans or additional capital contributions to our PRC subsidiaries, which could materially and adversely affect our liquidity and our ability to fund and expand our business.

Any loans to PRC subsidiaries are subject to PRC regulations. For example, loans by us to subsidiaries in China, which are foreign invested entities (“FIEs”), to finance their activities cannot exceed statutory limits and must be registered with SAFE. On March 30, 2015, SAFE promulgated Hui Fa [2015] No.19, a notice regulating the conversion by a foreign-invested company of foreign currency into RMB. The foreign exchange capital, for which the monetary contribution has been confirmed by the foreign exchange authorities (or for which the monetary contribution has been registered for account entry) in the capital account of a foreign-invested enterprise may be settled at a bank as required by the enterprise’s actual management needs. Foreign-invested enterprises with investment as their main business (including foreign-oriented companies, foreign-invested venture capital enterprises and foreign-invested equity investment enterprises) are allowed to, under the premise of authenticity and compliance of their domestic investment projects, carry out based on their actual investment scales direct settlement of foreign exchange capital or transfer the RMB funds in the foreign exchange settlement account for pending payment to the invested enterprises’ accounts.

On May 10, 2013, SAFE released Circular 21, which came into effect on May 13, 2013. According to Circular 21, SAFE has simplified the foreign exchange administration procedures with respect to the registration, account openings and conversions, settlements of FDI-related foreign exchange, as well as fund remittances.

Circular 21 may significantly limit our ability to convert, transfer and use the net proceeds from the IPO and any offering of additional equity securities in China, which may adversely affect our liquidity and our ability to fund and expand our business in the PRC.

We may also decide to finance the subsidiaries of our post-combination entity by means of capital contributions. These capital contributions must be approved by MOFCOM or its local counterpart, which usually takes no more than 30 working days to complete. We may not be able to obtain these government approvals on a timely basis, if at all, with respect to future capital contributions by us to the VIE’s subsidiaries. If we fail to receive such approvals, we will not be able to capitalize our PRC operations, which could adversely affect our liquidity and our ability to fund and expand our business.

Vote Required for Approval

The approval of the Target Amendment Proposal requires the affirmative vote of at least a majority of the holders of the issued and outstanding share of Common Stock, that vote in person or by proxy at the Special Meeting. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have the effect as a vote AGAINST the Target Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT GOLDENSTONE STOCKHOLDERS VOTE “FOR” THE TARGET AMENDMENT PROPOSAL.

PROPOSAL 4: THE NAME CHANGE PROPOSAL

In connection with the transfer of ownership of a portion of the sponsor, the Company is proposing that it changes its name to “Chi Special Acquisition Company.” The Units, the Public Shares, the Public Rights and the Public Warrants will continue to trade on the OTC Pink under the symbols “GDSTU,” “GDST,” “GDSTR” and “GDSTW” respectively.

Stockholders will not be required to exchange outstanding share certificates for new share certificates if the Name Change Proposal is adopted.

If the name change proposal is approved, the name change will be reflected in the Charter, which form is attached to the proxy statement as Annex A.

Vote Required for Approval

Approval of the Name Change Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Special Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

All of the company’s directors and officers are expected to vote all shares of Common Stock owned by them in favor of the name change. On the record date, the sponsor and all of the company’s directors and officers beneficially owned and were entitled to vote an aggregate of ___________ shares of Common Stock. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of the shares of Common Stock and their respective ownership thereof.

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Name Change Proposal is in the best interests of the company and its shareholders. Our board has approved and declared advisable the adoption of the name change proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NAME CHANGE PROPOSAL.

PROPOSAL 5: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies or for such other reasons as determined by the chairman of the Special Meeting. If the Adjournment Proposal is not approved by our stockholders, the chairman of the Special Meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposals or as otherwise determined by the Chairman of the Special Meeting in his sole and absolute discretion.

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the chairman of the Special Meeting will exercise his or her power to adjourn the Special Meeting as set out above.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Fourth Extension Amendment, the Fourth Trust Amendment, or the other matters being voted on at the Special Meeting by contacting us at the following address or telephone number:

Goldenstone Acquisition Limited
4360 E. New York Street
Aurora, IL 60504
(330) 352-7788

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

ADVANTAGE PROXY
P.O. BOX 10904
YAKIMA, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than ___________, 2026.

Annex A

AMENDMENT NO. 4 TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
GOLDENSTONE ACQUISITION LIMITED

[            ], 2026

Goldenstone Acquisition Limited, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.           The name of the Corporation is “Goldenstone Acquisition Limited” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on September 9, 2020.

2.           On March 16, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation, which was subsequently amended on September 21, 2023, June 18, 2024 and June 18, 2025 (the “Amended and Restated Certificate”).

3.           This Fourth Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.           The text of paragraph E of Article Sixth is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination by _________, 2026 (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the board of directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes divided by the total number of IPO Shares then outstanding”

5.           The text of paragraph D of Article Sixth is hereby amended to delete the last sentence in its entirety.

6.           The text of Article First is hereby amended and restated in its entirety to read as follows:

“The name of the corporation is Chi Special Acquisition Corp. (hereinafter called the “Corporation”).

Annex A-1

IN WITNESS WHEREOF, Goldenstone Acquisition Limited has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Goldenstone Acquisition Limited

By:
Name:
Title:	Chief Executive Officer and Director

Annex A-2

Annex B

PROPOSED AMENDMENT NO. 4
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 3 (this “Amendment”), dated as of [            ], 2026, to the Investment Management Trust Agreement (as defined below) is made by and between Goldenstone Acquisition Limited (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated March 16, 2022 (the “Trust Agreement”), as amended by Amendment No. 1 on September 21, 2024, Amendment No. 2 on June 18, 2024 and Amendment No. 3 on June 18,2025;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an Special Meeting of the Company held on ____________, 2026, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation, as amended on September 21, 2023, June 18, 2024, June 18, 2025 and __________, 2026, extending the date by which the Company has to consummate a business combination to December 21, 2026.

NOW THEREFORE, IT IS AGREED:

1.           Preamble. The Fourth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, at an Special Meeting of the Company held on ____________, 2026, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation, as amended on September 21, 2023, June 18, 2024 and June 18, 2025 (the “Amended A&R COI”) extending the date by which the Company has to consummate a business combination from June 21, 2026 to __________, 2026, on a month-to-month basis, upon the payment of $1,500 for each one-month extended into the Trust Account for such extension;”

2.           Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Maxim, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by December 21, 2026
(as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.

3.           All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.           This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

Annex B-1

5.           This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.           This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis E. Wolf, Jr.
Title:	Vice President

GOLDENSTONE ACQUISITION LIMITED
By:
Name:
Title:	Chief Executive Officer and Director

Annex B-3

PROXY CARD

GOLDENSTONE ACQUISITION LIMITED

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
____________, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated ______________ __, 2026, in connection with the Special Meeting to be held at _:___ a.m. ET on ____________, 2026 via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155
(standard rates apply)
Conference ID: ______________#

The undersigned hereby appoints ___________, as proxy of the undersigned, with power of substitution, to vote all shares of the common stock of Goldenstone Acquisition Limited. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE FOURTH EXTENSION AMENDMENT PROPOSAL, THE FOURTH TRUST AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

1.       PROPOSAL 1. FOURTH EXTENSION AMENDMENT — APPROVAL OF A SECOND AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION FROM JUNE 21, 2026 TO DECEMBER 21, 2026.

For ☐	Against ☐	Abstain ☐

2.       PROPOSAL 2. FOURTH TRUST AMENDMENT — A PROPOSAL TO AMEND THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF MARCH 16, 2022, AS AMENDED ON SEPTEMBER 21, 2023, JUNE 18, 2024 AND JUNE 18, 2025 BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY, TO PROVIDE THAT THE TIME FOR THE COMPANY TO COMPLETE ITS INITIAL BUSINESS COMBINATION UNDER THE TRUST AGREEMENT FROM JUNE 21, 2026 TO DECEMBER 21, 2026 PROVIDED THAT THE COMPANY DEPOSITS INTO THE TRUST ACCOUNT ESTABLISHED IN CONNECTION WITH THE COMPANY’S INITIAL PUBLIC OFFERING THE SUM OF $1,500 FOR EACH ONE MONTH EXTENDED.

For ☐	Against ☐	Abstain ☐

3.       PROPOSAL 3. TARGET AMENDMENT PROPOSAL — A PROPOSAL TO AMEND THE COMPANY’S CHARTER TO REMOVE THE RESTRICTION ON ITS ABILITY TO UNDERTAKE A BUSINESS COMBINATION WITH A COMPANY THAT IS HEADQUARTERED IN OR CONDUCTING SIGNIFICANT OPERATIONS IN PRC (INCLUDING HONG KONG AND MACAU).

For ☐	Against ☐	Abstain ☐

4.       PROPOSAL 4. NAME CHANGE — A PROPOSAL TO CHANGE THE NAME OF THE COMPANY FROM “GOLDENSTONE ACQUISITION LIMITED” TO “CHI SPECIAL ACQUISITION CORP.”

For ☐	Against ☐	Abstain ☐

5.       PROPOSAL 5. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OR AT THE DISCRETION OF THE CHAIRMAN.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.